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                                                                 EXHIBIT 10.4










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                        CREDIT AND SECURITY AGREEMENT

                                 BY AND AMONG

                               XIT CORPORATION,

                            CXR TELCOM CORPORATION

                                     AND

                       WELLS FARGO BUSINESS CREDIT, INC.

                          Dated as of: August 16, 2000


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                               TABLE OF CONTENTS
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      ARTICLE 1     DEFINITIONS ................................................................................1
           Section 1.1     Definitions .........................................................................1
           Section 1.2     Cross References ...................................................................11
      ARTICLE II    AMOUNT AND TERMS OF THE CREDIT FACILITY ...................................................11
           Section 2.1     Revolving Advances .................................................................11
           Section 2.2     Term Advances ......................................................................12
           Section 2.3     Payment of Term Notes ..............................................................12
           Section 2.4     Interest; Minimum Interest Charge; Default Interest; Participations;
                           Usury ..............................................................................12
           Section 2.5     Fees ...............................................................................13
           Section 2.6     Computation of Interest and Fees; When Interest Due and Payable ....................14
           Section 2.7     Capital Adequacy ...................................................................14
           Section 2.8     Maturity Date ......................................................................15
           Section 2.9     Voluntary Prepayment; Termination of the Credit Facility by the
                           Borrowers ..........................................................................15
           Section 2.10    Termination and Prepayment Fees; Waiver of Termination and
                           Prepayment Fees ....................................................................15
           Section 2.11    Mandatory Prepayment ...............................................................16
           Section 2.12    Payment ............................................................................16
           Section 2.13    Payment on Non-Banking Days ........................................................16
           Section 2.14    Use of Proceeds ....................................................................16
           Section 2.15    Liability Records ..................................................................17
      ARTICLE III   SECURITY INTEREST; OCCUPANCY; SETOFF ......................................................17
           Section 3.1     Grant of Security Interest .........................................................17
           Section 3.2     Notification of Account Debtors and Other Obligors .................................17
           Section 3.3     Assignment of Insurance ............................................................17
           Section 3.4     Occupancy ..........................................................................18
           Section 3.5     License ............................................................................18
           Section 3.6     Financing Statement ................................................................18
           Section 3.7     Setoff .............................................................................18
      ARTICLE IV    CONDITIONS OF LENDING .....................................................................19
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           Section 4.1     Conditions Precedent to the Initial Revolving Advances and the
                           Term Advances ......................................................................19

           Section 4.2     Conditions Precedent to All Advances ...............................................22
      ARTICLE V     REPRESENTATIONS AND WARRANTIES ............................................................22
           Section 5.1     Corporate Existence and Power; Name; Chief Executive Office;
                           Inventory and Equipment Locations; Tax Identification Number .......................22
           Section 5.2     Authorization of Borrowing; No Conflict as to Law or Agreements ....................23
           Section 5.3     Legal Agreements ...................................................................23
           Section 5.4     Subsidiaries .......................................................................23
           Section 5.5     Financial Condition; No Adverse Change .............................................23
           Section 5.6     Litigation .........................................................................24
           Section 5.7     Regulation U .......................................................................24
           Section 5.8     Taxes ..............................................................................24
           Section 5.9     Titles and Liens ...................................................................24
           Section 5.10    Plans ..............................................................................24
           Section 5.11    Default ............................................................................25
           Section 5.12    Environmental Matters ..............................................................25
           Section 5.13    Submissions to Lender ..............................................................26
           Section 5.14    Financing Statements ...............................................................26
           Section 5.15    Rights to Payment ..................................................................26
           Section 5.16    Bank Accounts ......................................................................26
           Section 5.17    Financial Solvency .................................................................26
      ARTICLE VI    BORROWER'S AFFIRMATIVE COVENANTS ..........................................................27
           Section 6.1     Reporting Requirements .............................................................27
           Section 6.2     Books and Records; Inspection and Examination ......................................30
           Section 6.3     Account Verification ...............................................................30
           Section 6.4     Compliance with Laws ...............................................................30
           Section 6.5     Payment of Taxes and Other Claims ..................................................31
           Section 6.6     Maintenance of Properties ..........................................................31
           Section 6.7     Insurance ..........................................................................31
           Section 6.8     Preservation of Existence ..........................................................31
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                                  (continued)
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           Section 6.9     Delivery of Instruments, etc .......................................................32
           Section 6.10    Collateral Account .................................................................32
           Section 6.11    Performance by the Lender ..........................................................32
           Section 6.12    Minimum Debt Service Coverage Ratio ................................................33
           Section 6.13    Minimum Tangible Net Worth .........................................................33
           Section 6.14    Minimum Net Income .................................................................33
           Section 6.15    Minimum Earnings Before Taxes ......................................................33
           Section 6.16    New Covenants ......................................................................33
           Section 6.17    Government Contracts ...............................................................33
      ARTICLE VII   NEGATIVE COVENANTS ........................................................................33
           Section 7. l    Liens ..............................................................................33
           Section 7.2     Indebtedness .......................................................................34
           Section 7.3     Guaranties .........................................................................34
           Section 7.4     Investments and Subsidiaries .......................................................34
           Section 7.5     Dividends ..........................................................................35
           Section 7.6     Sale or Transfer of Assets; Suspension of Business Operations ......................35
           Section 7.7     Consolidation and Merger; Asset Acquisitions .......................................35
           Section 7.8     Sale and Leaseback .................................................................35
           Section 7.9     Restrictions on Nature of Business .................................................36
           Section 7.10    Capital Expenditures ...............................................................36
           Section 7.11    Accounting .........................................................................36
           Section 7.12    Discounts, etc .....................................................................36
           Section 7.13    Defined Benefit Pension Plans ......................................................36
           Section 7.14    Other Defaults .....................................................................36
           Section 7.15    Place of Business; Name ............................................................36
           Section 7.16    Organizational Documents; S Corporation Status .....................................36
           Section 7.17    Salaries ...........................................................................36
           Section 7.18    Change in Ownership ................................................................36
           Section 7.19    Transaction with Affiliates ........................................................37
           Section 7.20    Additional Bank Accounts ...........................................................37
      ARTICLE VIII  EVENTS OF DEFAULT, RIGHTS AND REMEDIES ....................................................37
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           Section 8.1     Events of Default ..................................................................37
           Section 8.2     Rights and Remedies ................................................................39
      ARTICLE IX    MISCELLANEOUS .............................................................................40
           Section 9.1     No Waiver; Cumulative Remedies .....................................................40
           Section 9.2     Amendments, Etc ....................................................................40
           Section 9.3     Addresses for Notices, Etc .........................................................40
           Section 9.4     Further Documents ..................................................................41
           Section 9.5     Collateral .........................................................................41
           Section 9.6     Costs and Expenses .................................................................42
           Section 9.7     Indemnity ..........................................................................42
           Section 9.8     Participants .......................................................................43
           Section 9.9     Execution in Counterparts ..........................................................43
           Section 9.10    Binding Effect; Assignment; Complete Agreement; Exchanging
                           Information ........................................................................43
           Section 9.11    Severability of Provisions .........................................................43
           Section 9.12    Headings ...........................................................................43
           Section 9.13    Governing Law; Jurisdiction, Venue; Waiver of Jury Trial ...........................43
      ARTICLE X     JOINT AND SEVERAL LIABILITY AND SURETYSHIP WAIVERS ........................................44
           Section 10.1    independent Obligations; Subrogation ...............................................44
           Section 10.2    Authority to Modify Obligations and Security .......................................44
           Section 10.3    Waiver of Defenses .................................................................45
           Section 10.4    Exercise of Lender's Rights ........................................................45
           Section 10.5    Additional Waivers .................................................................45
           Section 10.6    Additional Indebtedness ............................................................45
           Section 10.7    Notices, Demands, Etc ..............................................................46
           Section 10.8    Subordination ......................................................................46
           Section 10.9    Revival ............................................................................47
           Section 10.10   Understanding of Waivers ...........................................................47
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                        CREDIT AND SECURITY AGREEMENT

                         Dated as of August 16, 2000

                  XIT CORPORATION, a New Jersey corporation ("XIT"), CXR TELCOM CORPORATION, a Delaware corporation ("CXR" and together with XIT, the "Borrowers"), and WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "Lender"), hereby agree as follows:

                                  ARTICLE I

                                 DEFINITIONS

                  Section 1.1 Definitions. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires:

                  (a) the terms defined in this Article have the meanings assigned to them in this Article, and include the plural as well as the singular; and

                  (b) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP.

                  "Accounts" means all of the Borrowers' accounts, as such term is defined in the UCC, including without limitation the aggregate unpaid obligations of customers and other account debtors to the Borrowers arising out of the sale or lease of goods or rendition of services by the Borrowers on an open account or deferred payment basis.

                  "Advance" means a Revolving Advance or a Term Advance.

                  "Affiliate" or "Affiliates" means MicroTel and any other Person controlled by, controlling or under common control with any Borrower, including (without limitation) any Subsidiary of any Borrower. For purposes of this definition, "control," when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

                  "Agreement" means this Credit and Security Agreement, as amended, supplemented or restated from time to time.

                  "Availability" means the difference of (i) the sum of the XIT Borrowing Base and the CXR Borrowing Base and (ii) the then outstanding principal balance of the Revolving Note.

                  "Availability Reserve" means as of any date of determination, such amount or amounts as Lender may from time to time establish and revise in good faith reducing the amount of Revolving Advances which would otherwise be available to any Borrower



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         under the lending formula(s) provided for herein: (a) to reflect events, conditions, contingencies or risks which, as determined by Lender in good faith, do or may affect either (i) the Collateral or its value, (ii) the assets, business or prospects of such Borrower, or (iii) the security interests and other rights of Lender in the Collateral (including the enforceability, perfection and priority thereof), or (b) to reflect Lender's good faith belief that any collateral report or financial information furnished by or on behalf of Borrowers to Lender is or may have been incomplete, inaccurate or misleading in any material respect, or (c) in respect of any state of facts which Lender determines in good faith constitutes an Event of Default or may, with notice or passage of time or both, constitute an Event of Default. Without limiting the Availability Reserves that Lender may establish, Lender will establish an Availability Reserve for the judgment lien in favor of Bell Industries against CXR.

                  "Banking Day" means a day other than a Saturday, Sunday or other day on which banks are generally not open for business in Pasadena, California.

                  "Base Rate" means the rate of interest publicly announced from time to time by Wells Fargo Bank, N.A. as its "base rate" or, if such bank ceases to announce a rate so designated, any similar successor rate designated by the Lender.

                  "Capital Expenditures" for a period means any expenditure of money for the purchase or construction of assets, or for improvements or additions thereto, which are capitalized on the Borrowers' balance sheets.

                  "Collateral" means all current or hereafter acquired or arising Equipment, General Intangibles, Inventory, Receivables, Investment Property, deposit accounts, letters of credit, proceeds of letters of credit, chattel paper and all sums on deposit in any Collateral Account, and any items in any Lockbox; together with (i) all substitutions and replacements for and products of any of the foregoing; (ii) proceeds of any and all of the foregoing; (iii) in the case of all tangible goods, all accessions; (iv) all accessories, attachments, parts, equipment and repairs now or hereafter attached or affixed to or used in connection with any tangible goods; and (v) all warehouse receipts, bills of lading and other documents of title now or hereafter covering such goods.

                  "Collateral Accounts" means the "WFBCI Accounts" as defined in the Collection Account Agreements and the "Lender Accounts" as defined in the Lockbox Agreements.

                  "Collection Account Agreements" means the Collection Account Agreements of even date herewith by and among the respective Borrowers, Wells Fargo Bank, N.A. and the Lender.

                  "Commitment" means the Lender's commitment to make Advances to or for the Borrowers' account pursuant to Article II.

                  "Credit Facility" means the credit facility being made available to the Borrowers by the Lender pursuant to Article II.


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                  "CXR Borrowing Base" means, at any time the lesser of:

                  (a) the Maximum Line, minus the aggregate outstanding sum of the Revolving Advances to XIT; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum off

                           (i) eighty-five percent (85%) of the Eligible
                  Accounts of CXR, plus

                           (ii) the lesser of (A) $200,000, minus the aggregate
                  outstanding sum of the Revolving Advances to XIT base upon its Eligible Inventory, or (B) the sum of twenty-five percent (25%) of the Eligible Inventory of CXR consisting of raw materials plus forty percent (40%) of the Eligible Inventory of CXR consisting of finished goods, and minus

                           (iii) any Availability Reserves for CXR.

                  "Current Maturities of Long Term Debt" of a Person as of a given date means the amount of such Person's long-term debt and capitalized leases which will become due during the twelve (12) month period beginning on the designated date.

                  "Debt" of any Person means all items of indebtedness or liability which in accordance with GAAP would be included in determining total liabilities as shown on the liabilities side of a balance sheet of that Person as at the date as of which Debt is to be determined. For purposes of determining a Person's aggregate Debt at any time, "Debt" shall also include the aggregate payments required to be made by such Person at any time under any lease that is considered a capitalized lease under GAAP.

                  "Debt Service Coverage Ratio" of a Person as of a given date means the ratio of (i) the sum of such Person's (A) Funds from Operations and (B) Interest Expense MINUS (C) Capital Expenditures during the twelve (12) month period ending on the designated date to
         (ii) the sum of such Person's (A) Current Maturities of Long Term Debt as of the designated date and (B) Interest Expense.

                  "Default" means an event that, with giving of notice or passage of time or both, would constitute an Event of Default.

                  "Default Period" means any period of time beginning on the first day of any month during which a Default or Event of Default has occurred and ending on the date the Lender notifies the Borrowers in writing that such Default or Event of Default has been cured or waived.

                  "Default Rate" means, with respect to the Revolving Advances, an annual rate equal to three percent (3%) over the Revolving Floating Rate, which rate shall change when and as the Revolving Floating Rate changes and with respect to the Term

         Advances, an annual rate equal to three percent (3%) over the Term Floating Rate, which rate shall change when and as the Term Floating Rate changes.

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Earnings Before Taxes" of a Person for a period means such Person's pretax earnings from continuing operations before (i) special extraordinary gains, (ii) minority interests, and (iii) miscellaneous gains and losses, in each case for such period.

                  "Eligible Accounts" of a Borrower means all of its unpaid Accounts, net of any credits, except the following shall not in any event be deemed Eligible Accounts:

                           (i) That portion of Accounts unpaid 90 days or more
                  after the invoice date;

                           (ii) That portion of Accounts that is disputed or
                  subject to a claim of offset or a contra account;

                           (iii) That portion of Accounts not yet earned by the
                  final delivery of goods or rendition of services, as applicable, by such Borrower to the customer;

                           (iv) Accounts owed by any unit of government, whether
                  foreign or domestic (provided, however, that there shall be included in Eligible Accounts that portion of Accounts owed by such units of government for which such Borrower has provided evidence satisfactory to the Lender that (A) the Lender has a first priority perfected security interest and (B) such Accounts may be enforced by the Lender directly against such unit of government under all applicable laws, including, without limitation, the Federal Assignment of Claims Act of 1940, as amended, or any similar law);

                           (v) Accounts owed by an account debtor located
                  outside the United States or Canada which are not (A) backed by a bank letter of credit naming the Lender as beneficiary or assigned to the Lender, in the Lender's possession and acceptable to the Lender in all respects, in its sole discretion, (B) covered by a foreign receivables insurance policy acceptable to the Lender in its sole discretion;

                           (vi) Accounts owed by an account debtor that is
                  insolvent, the subject' of bankruptcy proceedings or has gone out of business;

                           (vii) Accounts owed by a shareholder, Subsidiary,
                  Affiliate, officer or employee of any Borrower;

                           (viii) Accounts not subject to a duly perfected
                  security interest in the Lender's favor or which are subject to any lien, security interest or claim in favor of any Person other than the Lender including without limitation any payment or performance bond;

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                           (ix) That portion of Accounts that has been
                  restructured, extended, amended or modified;

                           (x) That portion of Accounts that constitutes
                  advertising, finance charges, service charges or sales or excise taxes;

                           (xi) Accounts of such Borrower owed by an account
                  debtor, regardless of whether otherwise eligible, if 25% or more of the total amount due under such Accounts from such account debtor is ineligible under clauses (i), (ii) or (ix) above;

                           (xii) That portion of Accounts of such Borrower owed
                  by a single account debtor or its affiliates which constitute more than 15% of all of such Borrower's Accounts; and

                           (xiii) Accounts, or portions thereof, otherwise
                  deemed ineligible by the Lender in its sole discretion.

                  "Eligible Inventory" of a Borrower means all Inventory of such Borrower, at the lower of cost or market value as determined in accordance with GAAP; provided, however, that the following shall not in any event be deemed Eligible Inventory:

                           (i) Inventory that is: in-transit; located at any
                  warehouse, job site or other premises not approved by the Lender in writing; located outside of the states, or localities, as applicable, in which the Lender has filed financing statements to perfect a first priority security interest in such Inventory; covered by any negotiable or non-negotiable warehouse receipt, bill of lading or other document of title; on consignment from any Person; on consignment to any Person or subject to any bailment unless such consignee or bailee has executed an agreement with the Lender;

                           (ii) Supplies, packaging, maintenance parts or sample
                  Inventory;

                           (iii) Work-in-process Inventory;

                           (iv) Finished goods Inventory, in the case of XIT
                  only;

                           (v) Inventory that is damaged, obsolete, slow moving
                  or not currently saleable in the normal course of such Borrower's operations;

                           (vi) Inventory that such Borrower has returned, has
                  attempted to return, is in the process of returning or intends to return to the vendor thereof;

                           (vii) Inventory that is perishable or live;

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                           (viii) Inventory manufactured by such Borrower
                  pursuant to a license unless the applicable licensor has agreed in writing to permit the Lender to exercise its rights and remedies against such Inventory;

                           (ix) Inventory that is subject to a security interest
                  in favor of any Person other than the Lender; and

                           (x) Inventory otherwise deemed ineligible by the
                   Lender in its sole discretion.

                  "Environmental Laws" has the meaning specified in Section
         5.12.

                  "Equipment" means all of the Borrowers' equipment, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all present and future machinery, vehicles, furniture, fixtures, manufacturing equipment, shop equipment, office and recordkeeping equipment, parts, tools, supplies, and including specifically (without limitation) the goods described in any equipment schedule or list herewith or hereafter furnished to the Lender by any Borrower.

                  "Event of Default" has the meaning specified in Section 8.1.

                  "Funding Date" has the meaning specified in Section 2.1.

                  "Funds From Operations" of a Person for a given period means the sum of such Person's (i) Net Income, (ii) depreciation and amortization, (iii) deferred income taxes, and (iv) other non-cash items, each as determined for such period in accordance with GAAP.

                  "GAAP" means generally accepted accounting principles, applied on a basis consistent with the accounting practices applied in the financial statements described in Section 5.5, except for any change in accounting practices to the extent that, due to a promulgation of the Financial Accounting Standards Board changing or implementing any new accounting standard, any Borrower of any of its Affiliates either (i) is required to implement such change, or (ii) for future periods will be required to and for the current period may in accordance with generally accepted accounting principles implement such change, for its financial statements to be in conformity with generally accepted accounting principles (any such change is herein referred to as a "Required GAAP Change"), provided that (1) the Borrowers shall fully disclose in such financial statements any such Required GAAP Change and the effects of the Required GAAP Change on the subject Borrower's or Affiliate's income, retained earnings or other accounts, as applicable, and (2) the Borrowers' financial covenants set forth in Sections 6.12, 6.13, 6.14, 6.15, and 7.10 shall be adjusted as necessary to reflect the effects of such Required GAAP Change.

                  "General Intangibles" means all of the Borrowers' general intangibles, as such term is defined in the UCC, whether now owned or hereafter acquired, including (without limitation) all present and future patents, patent applications, copyrights, trademarks, trade names, trade secrets, customer or supplier lists and contracts, manuals, operating instructions, permits, franchises, the right to use any Borrower's name, and the goodwill of the Borrowers' business.

                  "Guarantors" means MicroTel and Carmine T. Oliva.

                  "Hazardous Substance" has the meaning specified in Section
         5.12.

                  "Interest Expense" of a Person for a period means such Person's total gross interest expense during such period (excluding interest income), and shall in any event include, without limitation,
         (i) interest expensed (whether or not paid) on all Debt, (ii) the amortization of debt discounts, (iii) the amortization of all fees payable in connection with the incurrence of Debt to the extent included in interest expense, and (iv) the portion of any capitalized lease obligation allocable to interest expense.

                  "Inventory" means all of the Borrowers' inventory, as such term is defined in the UCC, whether now owned or hereafter acquired, whether consisting of whole goods, spare parts or components, supplies or materials, whether acquired, held or furnished for sale, for lease or under service contracts or for manufacture or processing, and wherever located.

                  "Investment Property" means all of the Borrowers' investment property, as such term is defined in the UCC, whether now owned or hereafter acquired, including but not limited to all securities, security entitlements, securities accounts, commodity contracts, commodity accounts, stocks, bonds, mutual fund shares, money market shares and U.S. Government securities.

                  "Loan Documents" means this Agreement, the Notes, the Security Documents and all other notes, guaranties and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by any Borrower or any Guarantor in connection with this Agreement, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Lockboxes" has the meaning given in the Lockbox Agreements.

                  "Lockbox Agreements" means the Lockbox and Collection Account Agreements by and among the respective Borrowers, Wells Fargo Bank, N.A., Regulus West, LLC and the Lender, of even date herewith.

                  "Maturity Date" has the meaning specified in Section 2.8.

                  "Maximum Line" means $3,000,000.

                  "MicroTel" means MicroTel International Inc., a Delaware corporation, which owns all of the issued and outstanding capital stock of the Borrowers.

                  "Minimum Interest Charge" has the meaning specified in
         Section 2.4(c).


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

                  "Net Income" of a Person for a period means such Person's after-tax net income for such period DECREASED by the sum of any extraordinary, non-operating or non-cash income recorded by such Person and INCREASED by any extraordinary, non-cash or non-operating expense or loss recorded by such Person, as determined in accordance with GAAP.

                  "Note" means the Revolving Note or any Term Note, and "Notes" means the Revolving Note and the Term Notes.

                  "Obligations" means the Notes and each and every other debt, liability and obligation of every type and description which any Borrower may now or at any time hereafter owe to the Lender, whether such debt, liability or obligation now exists or is hereafter created or incurred, whether it arises in a transaction involving the Lender alone or in a transaction involving other creditors of any Borrower, and whether it is direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliquidated, or sole, joint, several or joint and several, and including specifically, but not limited to, all indebtedness of any Borrower arising under this Agreement, the Notes or any other loan or credit agreement or guaranty between any Borrower and the Lender, whether now in effect or hereafter entered into.

                  "Patent and Trademark Security Agreements" means the Patent and Trademark Security Agreements by the respective Borrowers in favor of the Lender of even date herewith.

                  "Permitted Lien" has the meaning specified in Section 7.1.

                  "Person" means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Plan" means an employee benefit plan or other plan maintained for any Borrower's employees and covered by Title IV of ERISA.

                  "Premises" means all premises where any Borrower conducts its business and has any rights of possession, including (without limitation) the premises legally described in EXHIBIT E attached hereto.

                  "Receivables" means each and every right of the Borrowers to the payment of money, whether such right to payment now exists or hereafter arises, whether such right to payment arises out of a sale, lease or other disposition of goods or other property, out of a rendering of services, out of a loan, out of the overpayment of taxes or other liabilities, or otherwise arises under any contract or agreement, whether such right to payment is created, generated or earned by any Borrower or by some other person who subsequently transfers such person's interest to any Borrower, whether such right to payment is or is not already earned by performance, and howsoever such right to payment may be evidenced, together with all other rights and interests (including all liens and security interests) which any Borrower may at any time have by law or agreement against any account debtor or other obligor obligated to make any such payment or against any property of such account debtor or other obligor; all including but not limited to all present and future accounts, contract rights, loans and obligations receivable, chattel papers, bonds, notes and other debt instruments, tax refunds and rights to payment in the nature of general intangibles.

                  "Reportable Event" shall have the meaning assigned to that term in Title IV of ERISA.

                  "Revolving Advance" has the meaning specified in Section 2.1.

                  "Revolving Floating Rate" means an annual rate equal to the sum of the Base Rate plus two percent (2.0%), which annual rate shall change when and as the Base Rate changes; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing, and effective upon the Lender's receipt and approval of MicroTel's audited financial statements for the fiscal year ending December 31, 2000, complying with all of the requirements set forth in
         Section 6.1(a), such annual rate shall be reduced to the sum of the Base Rate plus one and one-half percent (1.5%) if the Net Income of Borrowers on a consolidated basis is greater than $250,000 (but not greater than $500,000) during such fiscal year, and such annual rate shall be reduced to the sum of the Base Rate plus one percent (1.0%) if such Net Income is greater than $500,000 during such fiscal year.

                  "Revolving Note" means the Borrowers' revolving promissory note, payable to the order of the Lender in substantially the form of EXHIBIT A hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Documents" means this Agreement, the Collection Account Agreement, the Lockbox Agreement, the Patent and Trademark Security Agreements, and any other document delivered to the Lender from time to time to secure the Obligations, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Security Interest" has the meaning given in Section 3.1.

                  "Subsidiary" means any corporation of which more than 50% of the outstanding shares of capital stock having general voting power under ordinary circumstances to elect a majority of the board of directors of such corporation, irrespective of whether or not at the time stock of any other class or classes shall have or might have voting power by reason of the happening of any contingency, is at the time directly or indirectly owned by the Borrowers, by the Borrowers and one or more other Subsidiaries, or by one or more other Subsidiaries.

                  "Tangible Net Worth" means the difference between (i) the tangible assets of MicroTel and its subsidiaries on a consolidated basis, which, in accordance with GAAP are tangible assets, after deducting adequate reserves in each case where, in accordance with GAAP, a reserve is proper and (ii) all Debt of MicroTel and its subsidiaries on a consolidated basis; PROVIDED, HOWEVER, that notwithstanding the foregoing in no event shall there be included as such tangible assets patents, trademarks, trade names, copyrights, licenses, goodwill, receivables from Affiliates, directors, officers or employees, prepaid expenses, deposits, deferred charges or treasury stock or any securities or Debt of MicroTel or its subsidiaries, or any other securities unless the same are readily marketable in the United States of America or entitled to be used as a credit against federal income tax liabilities, and any other assets designated from time to time by the Lender, in its sole discretion.

                  "Term Advances" has the meaning specified in Section 2.2.

                  "Term Floating Rate" means an annual rate equal to the sum of the Base Rate plus two percent (2.0%), which annual rate shall change when and as the Base Rate changes; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing, and effective upon the Lender's receipt and approval of MicroTel's audited financial statements for the fiscal year ending December 31, 2000, complying with all of the requirements set forth in Section 6.1(a), such annual rate shall be reduced to the sum of the Base Rate plus one and one-half percent (1.5%) if the Net Income of Borrowers on a consolidated basis is greater than $250,000 (but not greater than $500,000) during such fiscal year, and such annual rate shall be reduced to the sum of the Base Rate plus one percent (1.0%) if such Net Income is greater than $500,000 during such fiscal year.

                  "Term Notes" means the respective Borrowers' promissory notes, payable to the order of the Lender in substantially the forms of EXHIBIT B and EXHIBIT C hereto and any note or notes issued in substitution therefor, as the same may hereafter be amended, supplemented or restated from time to time.

                  "Termination Date" means the earliest of (i) the Maturity Date, (ii) the date the Borrowers terminate the Credit Facility, or
         (iii) the date the Lender demands payment of the Obligations after an Event of Default pursuant to Section 8.2.

                  "UCC" means the Uniform Commercial Code as in effect from time to time in the state designated in Section 9.13 as the state whose laws shall govern this Agreement, or in any other state whose laws are held to govern this Agreement or any portion hereof.

                  "XIT Borrowing Base" means, at any time the lesser of:

                  (a) the Maximum Line, minus the aggregate outstanding sum of the Revolving Advances to CXR; or

                  (b) subject to change from time to time in the Lender's sole discretion, the sum of:

                           (i) eighty-five percent (85%) of the Eligible
Accounts of XIT, plus

                           (ii) the lesser of (A) $200,000, minus the
aggregate outstanding sum of the Revolving Advances to CXR base upon its Eligible Inventory, or (B) twenty-five percent (25%) of the Eligible Inventory of XIT consisting of raw materials, and minus

                           (iii) any Availability Reserves for XIT.

                  Section 1.2 CROSS REFERENCES. All references in this Agreement to Articles, Sections and subsections, shall be to Articles, Sections and subsections of this Agreement unless otherwise explicitly specified.

                                  ARTICLE II

                     AMOUNT AND TERMS OF THE CREDIT FACILITY

                  Section 2.1 REVOLVING ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make advances to the respective Borrowers from time to time from the date all of the conditions set forth in Section 4.1 are satisfied (the "FUNDING DATE") to the Termination Date (the "REVOLVING ADVANCES"). The Lender shall have no obligation to make a Revolving Advance to XIT if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances to XIT would exceed the XIT Borrowing Base. The Lender shall have no obligation to make a Revolving Loan to CXR if, after giving effect to such requested Revolving Advance, the sum of the outstanding and unpaid Revolving Advances to CXR would exceed the CXR Borrowing Base. The Borrowers' obligation to pay the Revolving Advances shall be evidenced by the Revolving Note and shall be secured by the Collateral as provided in Article III. Within the limits set forth in this Section 2.1, each Borrower may borrow, prepay pursuant to Section 2.9 and reborrow. The Borrowers agree to comply with the following procedures in requesting Revolving Advances under this
Section 2.1:

                  (a) Each Borrower shall make each request for a Revolving Advance to the Lender before 10:30 a.m. (Los Angeles time) of the day of the requested Revolving Advance. Requests may be made in writing or by telephone, specifying the date of the requested Revolving Advance and the amount thereof. Each request shall be by (i) any officer of the applicable Borrower; or (ii) any person designated as the applicable Borrower's agent by any officer of the applicable Borrower in a writing delivered to the Lender; or (iii) any person whom the Lender reasonably believes to be an officer of the applicable Borrower or such a designated agent.

                  (b) Upon fulfillment of the applicable conditions set forth in
         Article IV, the Lender shall disburse the proceeds of the requested Revolving Advance by crediting the same to the applicable Borrower's demand deposit account maintained with Wells Fargo Bank, N.A. unless the Lender and the applicable Borrower shall agree in writing to another manner of disbursement. Upon the Lender's request, the applicable Borrower shall promptly confirm each telephonic request for an Advance by executing and delivering an appropriate confirmation certificate to the Lender. The Borrowers shall repay all Advances even if the Lender does not receive such confirmation and even if the person requesting an Advance was not in fact authorized to do so. Any request for an

         Advance, whether written or telephonic, shall be deemed to be a representation by the Borrowers that the conditions set forth in
         Section 4.2 have been satisfied as of the time of the request.

                  Section 2.2 TERM ADVANCES. The Lender agrees, on the terms and subject to the conditions herein set forth, to make a one-time advance to XIT on the Funding Date in the original principal amount of Six Hundred Forty-Six Thousand Seven Hundred Sixty-Five Dollars ($646,765) and to make a one-time advance to CXR on the Funding Date in the original principal amount of Forty Thousand Two Hundred Thirty-Five Dollars ($40,235) (collectively, the "TERM ADVANCES"). The Borrowers' obligation to pay the Term Advances shall be evidenced by the Term Notes and shall be secured by the Collateral as provided in Article III.

                  Section 2.3 PAYMENT OF TERM NOTES. The outstanding principal balance of the Term Notes shall be due and payable as follows:

                  (a) As to the XIT Term Note, beginning on September 1, 2000, and on the first day of each month thereafter, in substantially equal monthly installments equal to the greater of $10,779.42 or an amount sufficient to fully amortize the principal balance of the XIT Term Note over an assumed term of sixty (60) months;

                  (b) As to the CXR Term Note, beginning on September 1, 2000, and on the first day of each month thereafter, in substantially equal monthly installments equal to the greater of $670.58 or an amount sufficient to fully amortize the principal balance of the CXR Term Note over an assumed term of sixty (60) months; and

                  (c) On the Termination Date, the entire unpaid principal balances of the Term Notes, and all unpaid interest accrued thereon, shall in any event be due and payable.

                  Section 2.4 INTEREST; MINIMUM INTEREST CHARGE; DEFAULT INTEREST; PARTICIPATIONS; USURY.

                  (a) REVOLVING NOTE. Except as set forth in Sections 2.4(d), and 2.4(f), the outstanding principal balance of the Revolving Note shall bear interest at the Revolving Floating Rate.

                  (b) TERM NOTES. Except as set forth in Sections 2.4(d) and 2.4(f), the outstanding principal balance of the Term Notes shall bear interest at the Term Floating Rate.

                  (c) MINIMUM INTEREST CHARGE. Notwithstanding the interest payable pursuant to Section 2.4(a), the Borrowers shall pay to the Lender interest on the Revolving Advances of not less than 15,000 per calendar month or, if the Revolving Floating Rate has been reduced based upon the Borrowers' consolidated Net Income during the fiscal year ending December 31, 2000, then $13,500 per calendar month (the "MINIMUM INTEREST CHARGE") during the term 1 of this Agreement, and the Borrowers shall pay any deficiency between the Minimum Interest Charge and the amount of interest otherwise calculated on the Revolving Advances under Sections 2.4(a) and 2.4(d) on the date and in the manner provided in Section 2.6.

                  (d) DEFAULT INTEREST RATE. At any time during any Default Period, in the Lender's sole discretion and without waiving any of its other rights and remedies, the Obligations outstanding from time to time shall bear interest at the Default Rate, effective for any periods designated by the Lender from time to time during that Default Period.

                  (e) PARTICIPATIONS. If any Person shall acquire a participation in the Advances under this Agreement, the Borrowers shall be obligated to the Lender to pay the full amount of all interest calculated under Sections 2.4(a) and 2.4(b), along with all other fees, charges and other amounts due under this Agreement, regardless if such Person elects to accept interest with respect to its participation at a lower rate than the Revolving Floating Rate or the Term Floating Rate, or otherwise elects to accept less than its prorata share of such fees, charges and other amounts due under this Agreement.

                  (f) USURY. In any event no rate change shall be put into effect which would result in a rate greater than the highest rate permitted by law. Notwithstanding anything to the contrary contained in any Loan Document, all agreements which either now are or which shall become agreements between any Borrower and the Lender are hereby limited so that in no contingency or event whatsoever shall the total liability for payments in the nature of interest, additional interest and other charges exceed the applicable limits imposed by any applicable usury laws. If any payments in the nature of interest, additional interest and other charges made under any Loan Document are held to be in excess of the limits imposed by any applicable usury laws, it is agreed that any such amount held to be in excess shall be considered payment of principal hereunder, and the indebtedness evidenced hereby shall be reduced by such amount so that the total liability for payments in the nature of interest, additional interest and other charges shall not exceed the applicable limits imposed by any applicable usury laws, in compliance with the desires of the Borrowers and the Lender. This provision shall never be superseded or waived and shall control every other provision of the Loan Documents and all agreements between any Borrower and the Lender, or their successors and assigns.

                  Section 2.5 FEES.

                  (a) ORIGINATION FEE. The Borrowers hereby agree to pay the Lender a fully earned and non-refundable origination fee of $36,870 due and payable upon the execution of this Agreement.

                  (b) UNUSED LINE FEE. For the purposes of this Section 2.5(b), "UNUSED AMOUNT" means the Maximum Line reduced by outstanding Revolving Advances. The Borrowers agree to pay to the Lender an unused line fee at the rate of one-quarter of one percent (0.25%) per annum on the average daily Unused Amount from the date of this Agreement to and including the Termination Date, due and payable quarterly in arrears on the first day of each calendar quarter and on the Termination Date.

                  (c) AUDIT FEES. The Borrowers hereby agree to pay the Lender, on demand, audit fees in connection with any audits or inspections conducted by the Lender of any Collateral or any Borrower's operations or business at the rates established from time to time by the Lender as its audit fees (which fees are currently $81.25 per hour per auditor), together with all actual out-of-pocket costs and expenses incurred in conducting any such audit or inspection.

                  Section 2.6 COMPUTATION OF INTEREST AND FEES; WHEN INTEREST DUE AND PAYABLE. Interest accruing on the outstanding principal balance of the Advances and fees hereunder outstanding from time to time shall be computed on the basis of actual number of days elapsed in a year of 360 days. Interest accruing on the Notes shall be due and payable in arrears on the first day of each month and on the Termination Date.

                  Section 2.7 CAPITAL ADEQUACY. If any Related Lender determines at any time that its Return has been reduced as a result of any Rule Change, such Related Lender may require the Borrowers to pay it the amount necessary to restore its return to what it would have been had there been no Rule Change. For purposes of this Section 2.7:

                  (a) "Capital Adequacy Rule" means any law, rule, regulation, guideline, directive, requirement or request regarding capital adequacy, or the interpretation or administration thereof by any governmental or regulatory authority, central bank or comparable agency, whether or not having the force of law, that applies to any Related Lender. Such rules include rules requiring financial institutions to maintain total capital in amounts based upon percentages of outstanding loans, binding loan commitments and letters of credit.

                  (b) "Return", for any period, means the return as determined by such Related Lender on the Advances based upon its total capital requirements and a reasonable attribution formula that takes account of the capital adequacy rules then in effect. Return may be calculated for each calendar quarter and for the shorter period between the end of a calendar quarter and the date of termination in whole of this Agreement.

                  (c) "Rule Change" means any change in any Capital Adequacy Rule occurring after the date of this Agreement, but the term does not include any changes in applicable requirements that at the closing date are scheduled to take place under the existing Capital Adequacy Rules or any increases in the capital that any Related Lender is required to maintain to the extent that the increases are required due to a regulatory authority's assessment of the financial condition of such related lender.

                  (d) "Related Lender" includes (but is not limited to) the Lender, any parent corporation of the Lender and any assignee of any interest of the Lender hereunder and any participant in the loans made hereunder.

Certificates of any Related Lender sent to the Borrowers from time to time claiming compensation under this Section 2.7, stating the reason therefor and setting forth in reasonable detail the calculation of the additional amount or amounts to be paid to the Related Lender hereunder to restore its Return shall be conclusive absent manifest error. In determining such amounts, the Related Lender may use any reasonable averaging and attribution methods.

                  Section 2.8 MATURITY DATE. This Agreement and the other Loan Documents shall become effective as of the date set forth on the first page hereof and shall continue in full force and effect for a term ending on August 16, 2003 (the "MATURITY DATE"), unless earlier terminated by Lender or Borrowers pursuant to the terms hereof. Upon the Termination Date, Borrowers shall immediately pay to Lender, in full, all outstanding and unpaid Obligations and shall furnish cash collateral to Lender in such amounts as Lender determines are reasonably necessary to secure Lender from loss, cost, damage or expense, including attorneys' fees and legal expenses, in connection with any contingent Obligations, including checks and other payments provisionally credited to the Obligations and/or as to which Lender has not yet received final and indefeasible payment.

                  Section 2.9 VOLUNTARY PREPAYMENT; TERMINATION OF THE CREDIT FACILITY BY THE BORROWERS. Except as otherwise provided herein, the Borrowers may prepay the Revolving Advances in whole at any time or from time to time in part. The Borrowers may prepay the Term Advances (other than in accordance with Section 2.3), or terminate the Credit Facility at any time if they (i) give the Lender at least 30 days' prior written notice and (ii) pay the Lender the prepayment or termination fees in accordance with Section 2.10. Any prepayment of the Term Advances (other than in accordance with Section 2.3) must be in an amount not less than $100,000 or an integral multiple thereof. Any partial prepayments of the Term Notes (other than in accordance with Section 2.3) shall be applied to principal payments due and owing in inverse order of their maturities. Upon termination of the Credit Facility and payment and performance of all Obligations, the Lender shall release or terminate the Security Interest and the Security Documents to which the Borrowers are entitled by law.

                  Section 2.10 TERMINATION AND PREPAYMENT FEES; WAIVER OF TERMINATION AND PREPAYMENT FEES.

                  (a) TERMINATION FEES. If the Credit Facility is terminated for any reason as of a date other than the Maturity Date, the Borrowers shall pay to the Lender a fee in an amount equal to a percentage of the Maximum Line as follows: (i) three percent (3%) if the termination occurs on or before the first anniversary of the Funding Date; (ii) two percent (2%) if the termination occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) one percent (1%) if the termination occurs after the second anniversary of the Funding Date.

                  (b) PREPAYMENT FEES. If any Term Note is prepaid for any reason except in accordance with Section 2.3, the Borrowers shall pay to the Lender a fee in an amount equal to a percentage of the amount prepaid as follows: (i) three percent (3%) if prepayment occurs on or before the first anniversary of the Funding Date; (ii) two percent (2%) if prepayment occurs after the first anniversary of the Funding Date but on or before the second anniversary of the Funding Date; and (iii) one percent (1%) if prepayment occurs after the second anniversary of the Funding Date.

                  (c) WAIVER OF TERMINATION AND PREPAYMENT FEES. The Borrowers will not be required to pay the termination and prepayment fees otherwise due under this Section 2.10 if such termination or prepayment is made because of refinancing by an affiliate of the Lender.

                  Section 2.11 MANDATORY PREPAYMENT. Without notice or demand, if the outstanding principal balance of the Revolving Advances to XIT shall at any time exceed the XIT Borrowing Base, XIT shall immediately prepay such Revolving Advances to the extent necessary to eliminate such excess, and if the outstanding principal balance of the Revolving Advances to CXR shall at any time exceed the CXR Borrowing Base, CXR shall immediately prepay such Revolving Advances to the extent necessary to eliminate such excess. Any payment received by the Lender under this Section 2.11 or under Section 2.9 may be applied to the Obligations, in such order and in such amounts as the Lender, in its discretion, may from time to time determine; provided that any prepayment under Section 2.9 which any Borrower designates as a partial prepayment of its Term Note shall be applied to principal installments of such Term Note in inverse order of maturity.

                  Section 2.12 PAYMENT. For purposes of calculating the amount of Revolving Advances available to any Borrower, each payment will be applied (conditional upon final collection) to the outstanding principal balance of the Revolving Advances to such Borrower on the Banking Day of receipt by Lender of advices of deposit in the applicable Collateral Account, if such advices are received within sufficient time (in accordance with Lender's usual and customary practices as in effect from time to time) to credit such Borrower's loan account on such day, and if not, then on the next Banking Day. Such payment shall be applied in any order or manner of application satisfactory to Lender. For purposes of calculating interest, Lender shall be entitled to charge Borrowers for two (2) Banking Day of clearance at the Revolving Floating Rate on all payments deposited into the Collateral Accounts, whether or not such payments are applied to reduce the outstanding principal balance of the Revolving Note. This clearance charge is acknowledged to constitute an integral part of the pricing of the loans and financial accommodations contemplated herein, and shall apply whether or not the amount of payments deposited exceeds the obligations outstanding. Notwithstanding anything in Section 2.1, the Borrowers hereby authorize the Lender, in its discretion at any time or from time to time without the Borrowers' request and even if the conditions set forth in Section 4.2 would not be satisfied, to make a Revolving Advance in an amount equal to the portion of the Obligations from time to time due and payable. At Lender's option, all principal, interest, fees, costs, expenses and other charges provided for in this Agreement or the other Loan Documents may be charged directly to the loan accounts of Borrowers.

                  Section 2.13 PAYMENT ON NON-BANKING DAYS. Whenever any payment to be made hereunder shall be stated to be due on a day which is not a Banking Day, such payment may be made on the next succeeding Banking Day, and such extension of time shall in such case be included in the computation of interest on the Advances or the fees hereunder, as the case may be.

                  Section 2.14 USE OF PROCEEDS. The Borrowers shall use the initial proceeds of Advances only for: (a) payment to each of the Persons listed in the disbursement direction letter furnished by Borrowers to Lender on or about the date hereof and (b) costs, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Agreement and the other Loan Documents. All other Advances made to any Borrower shall be used by such Borrower only for general operating, working capital and other proper corporate purposes of such Borrower not otherwise prohibited by the terms hereof.

                  Section 2.15 LIABILITY RECORDS. The Lender may maintain from time to time, at its discretion, liability records as to the Obligations. All entries made on any such record shall be presumed correct until the Borrowers establish the contrary. Upon the Lender's demand, the Borrowers will admit and certify in writing the exact principal balance of the Obligations that the Borrowers then assert to be outstanding. Any billing statement or accounting rendered by the Lender shall be conclusive and fully binding on the Borrowers unless the Borrowers give the Lender specific written notice of exception within 30 days after receipt.

                                 ARTICLE III

                     SECURITY INTEREST; OCCUPANCY; SETOFF

                  Section 3.1 GRANT OF SECURITY INTEREST. The Borrowers hereby pledge, assign and grant to the Lender a security interest (collectively referred to as the "SECURITY INTEREST") in the Collateral, as security for the payment and performance of the Obligations.

                  Section 3.2 NOTIFICATION OF ACCOUNT DEBTORS AND OTHER OBLIGORS. The Lender may at any time (whether or not a Default Period then exists) notify any account debtor or other person obligated to pay the amount due that such right to payment has been assigned or transferred to the Lender for security and shall be paid directly to the Lender. The Borrowers will join in giving such notice if the Lender so requests. At any time after the Borrowers or the Lender give such notice to an account debtor or other obligor, the Lender may, but need not, in the Lender's name or in any Borrower's name (a) demand, sue for, collect or receive any money or property at any time payable or receivable on account of, or securing, any such right to payment, or grant any extension to, make any compromise or settlement with or otherwise agree to waive, modify, amend or change the obligations (including collateral obligations) of any such account debtor or other obligor; and (b) as the Borrowers' agent and attorney-in-fact, notify the United States Postal Service to change the address for delivery of any Borrower's mail to any address designated by the Lender, otherwise intercept any Borrower's mail, and receive, open and dispose of any Borrower's mail, applying all Collateral as permitted under this Agreement and holding all other mail for such Borrower's account or forwarding such mail to such Borrower's last known address.

                  Section 3.3 ASSIGNMENT OF INSURANCE. As additional security for the payment and performance of the Obligations, the Borrowers hereby assign to the Lender any and all monies (including, without limitation, proceeds of insurance and refunds of unearned premiums) due or to become due under, and all other rights of the Borrowers with respect to, any and all policies of insurance now or at any time hereafter covering the Collateral or any evidence thereof or any business records or valuable papers pertaining thereto, and the Borrowers hereby direct the issuer of any such policy to pay all such monies directly to the Lender. At any time, whether or not a

Default Period then exists, the Lender may (but need not), in the Lender's name or in any Borrower's name, execute and deliver proof of claim, receive all such monies, endorse checks and other instruments representing payment of such monies, and adjust, litigate, compromise or release any claim against the issuer of any such policy.

                  Section 3.4 OCCUPANCY.

                  (a) The Borrowers hereby irrevocably grant to the Lender the right to take possession of the Premises at any time during a Default Period.

                  (b) The Lender may use the Premises only to hold, process, manufacture, sell, use, store, liquidate, realize upon or otherwise dispose of goods that are Collateral and for other purposes that the Lender may in good faith deem to be related or incidental purposes.

                  (c) The Lender's right to hold the Premises shall cease and terminate upon the earlier of (i) payment in full and discharge of all Obligations and termination of the Commitment, and (ii) final sale or disposition of all goods constituting Collateral and delivery of all such goods to purchasers.

                  (d) The Lender shall not be obligated to pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises; provided, however, that if the Lender does pay or account for any rent or other compensation for the possession, occupancy or use of any of the Premises, the Borrowers shall reimburse the Lender promptly for the full amount thereof. In addition, the Borrowers will pay, or reimburse the Lender for, all taxes, fees, duties, imposts, charges and expenses at any time incurred by or imposed upon the Lender by reason of the execution, delivery, existence, recordation, performance or enforcement of this Agreement or the provisions of this Section 3.4.

                  Section 3.5 LICENSE. Without limiting the generality of the Patent and Trademark Security Agreements, the Borrowers hereby grant to the Lender a non-exclusive, worldwide and royalty-free license to use or otherwise exploit all trademarks, franchises, trade names, copyrights and patents of the Borrowers for the purpose of selling, leasing or otherwise disposing of any or all Collateral during any Default Period.

                  Section 3.6 FINANCING STATEMENT. A carbon, photographic or other reproduction of this Agreement or of any financing statements signed by any Borrower is sufficient as a financing statement and may be filed as a financing statement in any state to perfect the security interests granted hereby. For this purpose, the following information is set forth:

                  Section 3.7 SETOFF. The Borrowers agree that the Lender may at any time or from time to time, at its sole discretion and without demand and without notice to anyone, setoff any liability owed to any Borrower by the Lender, whether or not due, against any Obligation, whether or not due. In addition, each other Person holding a participating interest in any Obligations shall have the right to appropriate or setoff any deposit or other liability then owed by such Person to any Borrower, whether or not due, and apply the same to the payment of said participating interest, as fully as if such Person had lent directly to such Borrower the amount of such participating interest.

                  Name and address of Debtors:

                  XIT Corporation
                  CXR Telcom Corporation
                  9485 Haven Avenue, Suite 100
                  Rancho Cucamonga, California 91730

                  Federal Tax Identification No. 77-0226211

                  Name and address of Secured Party:

                  Wells Fargo Business Credit, Inc.
                  245 South Los Robles Avenue, Suite 600
                  Pasadena, California 91101

                                  ARTICLE IV

                             CONDITIONS OF LENDING

                  Section 4.1 CONDITIONS PRECEDENT TO THE INITIAL REVOLVING ADVANCES AND THE TERM ADVANCES. The Lender's obligation to make the initial Revolving Advances and the Term Advances hereunder shall be subject to the condition precedent that the Lender shall have received all of the following, each in form and substance satisfactory to the Lender:

                  (a) This Agreement, properly executed by the Borrowers.

                  (b) The Notes, properly executed by the Borrowers.

                  (c) A true and correct copy of any and all leases pursuant to which any Borrower is leasing the Premises, together with a landlord's disclaimer and consent with respect to each such lease.

                  (d) A true and correct copy of any and all mortgages pursuant to which any Borrower has mortgaged the Premises, together with a mortgagee's disclaimer and consent with respect to each such mortgage.

                  (e) A true and correct copy of any and all agreements pursuant to which any Borrower's property is in the possession of any Person other than such Borrower, together with, in the case of any goods held by such Person for resale, (i) a consignee's acknowledgment and waiver of liens, (ii) UCC financing statements sufficient to protect such Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement against such Person and covering property similar to such Borrower's other than such Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from such Borrower and the Lender sufficient to protect such Borrower's and the Lender's interests in such Borrower's goods from any claim by such secured party.

                  (f) An acknowledgment and waiver of liens from each warehouse in which any Borrower is storing Inventory.

                  (g) A true and correct copy of any and all agreements pursuant to which any Borrower's property is in the possession of any Person other than such Borrower, together with, (i) an acknowledgment and waiver of liens from each subcontractor who has possession of such Borrower's goods from time to time, (ii) UCC financing statements sufficient to protect such Borrower's and the Lender's interests in such goods, and (iii) UCC searches showing that no other secured party has filed a financing statement covering such Person's property other than such Borrower, or if there exists any such secured party, evidence that each such secured party has received notice from such Borrower and the Lender sufficient to protect such Borrower's and the Lender's interests in such Borrower's goods from any claim by such secured party.

                  (h) The Collection Account Agreements, properly executed by the respective Borrowers and Wells Fargo Bank, N.A.

                  (i) The Lockbox Agreements, properly executed by the respective Borrowers, Wells Fargo Bank, N.A. and Regulus West, LLC.

                  (j) The Patent and Trademark Security Agreements, properly executed by the respective Borrowers.

                  (k) Current searches of appropriate filing offices showing that (i) no state or federal tax liens have been filed and remain in effect against any Borrower, (ii) no financing statements or assignments of patents, trademarks or copyrights have been filed and remain in effect against any Borrower except those financing statements and assignments of patents, trademarks or copyrights relating to Permitted Liens or to liens held by Persons who have agreed in writing that upon receipt of proceeds of the Advances, they will deliver UCC releases and/or terminations and releases of such assignments of patents, trademarks or copyrights satisfactory to the Lender, and (iii) the Lender has duly filed all financing statements necessary to perfect the Security Interest, to the extent the Security Interest is capable of being perfected by filing.

                  (1) A certificate of each Borrower's Secretary or Assistant Secretary certifying as to (i) the resolutions of such Borrower's directors and, if required, shareholders, authorizing the execution, delivery and performance of the Loan Documents, (ii) such Borrower's articles of incorporation and bylaws, and (iii) the signatures of such Borrower's officers or agents authorized to execute and deliver the Loan Documents and other instruments, agreements and certificates, including Advance requests, on such Borrower's behalf.

                  (m) A current certificate issued by the Secretary of State of each Borrower's state of incorporation, certifying that such Borrower is in compliance with all applicable organizational requirements of such state.

                  (n) Evidence that each Borrower is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary.

                  (o) A certificate of an officer of each Borrower confirming, in his personal capacity, the representations and warranties set forth in Article V.

                  (p) A support agreement in favor of the Lender, properly executed by Carmine Oliva in his personal capacity.

                  (q) An opinion of counsel to the Borrowers, addressed to the Lender.

                  (r) Certificates of the insurance required hereunder, with all hazard insurance containing a lender's loss payable endorsement in the Lender's favor and with all liability insurance naming the Lender as an additional insured.

                  (s) A separate guaranty, properly executed by each Guarantor, pursuant to which each Guarantor unconditionally guarantees the full and prompt payment of all Obligations to the extent of each such guaranty.

                  (t) A security agreement, properly executed by MicroTel.

                  (u) A waiver of interest, properly executed by the spouse of Carmine Oliva, waiving any and all interest such spouse may have in the assets disclosed to the Lender in the financial statements of such Guarantor and in any future earnings or assets acquired by such Guarantor.

                  (v) An opinion of counsel to each Guarantor, addressed to the Lender.

                  (w) Payment of the fees and commissions due through the date of the initial Advance under Section 2.5 and expenses incurred by the Lender through such date and required to be paid by the Borrowers under
         Section 9.6, including all legal expenses incurred through the date of this Agreement.

                  (x) Evidence that Availability as of the Funding Date is not less than Four Hundred Thousand Dollars ($400,000) after giving effect to the amount paid or to be paid to Borrowers' prior lender to retire Borrowers' line of credit with such prior lender and bringing all other obligations to a current status satisfactory to Lender.

                  (y) At Borrowers' cost, an appraisal of all Inventory and Equipment, issued by an appraiser acceptable to Lender and in form, substance and reflecting values satisfactory to Lender in its sole discretion.

                  (z) Completion of a field review of the books and records of Borrowers and such other information with respect to the Collateral as Lender may require and a review of Borrowers' projections, budgets, business plans, cash flows and such other financial information as Lender may require, the results of all of which shall be satisfactory to Lender in its sole discretion.

                  (aa) Evidence that there has been no material adverse change, as determined by Lender, in the financial condition or business of any Borrower, nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of any Borrower since the date of the latest financial statements of Borrowers delivered to Lender prior to the Funding Date.

                  (bb) Evidence that Borrowers have opened bank accounts of a type mutually acceptable to Borrowers and Lender, including, without limitation, the Collateral Accounts and any other accounts contemplated by the Collection Account Agreements or the Lockbox Agreements.

                  (cc) Such other documents as the Lender in its sole discretion may require.

                  Section 4.2 CONDITIONS PRECEDENT TO ALL ADVANCES. The Lender's obligation to make each Advance shall be subject to the further conditions precedent that on such date:

                  (a) the representations and warranties contained in Article V are correct on and as of the date of such Advance as though made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date;

                  (b) no material adverse change, as determined by Lender, shall have occurred in the financial condition or business of any Borrower nor any material decline, as determined by Lender, in the market value of any Collateral or a substantial or material portion of the assets of any Borrower since the date of the latest financial statements delivered to Lender prior to the Funding Date; and

                  (c) no event has occurred and is continuing, or would result from such Advance which constitutes a Default or an Event of Default.

                                  ARTICLE V

                        REPRESENTATIONS AND WARRANTIES

                  The Borrowers represent and warrant to the Lender as follows:

                  Section 5.1 CORPORATE EXISTENCE AND POWER; NAME; CHIEF EXECUTIVE OFFICE; INVENTORY AND EQUIPMENT LOCATIONS; TAX IDENTIFICATION NUMBER. Each Borrower is a corporation, duly organized, validly existing and in good standing under the laws of its state of incorporation and is duly licensed or qualified to transact business in all jurisdictions where the character of the property owned or leased or the nature of the business transacted by it makes such licensing or qualification necessary. Each Borrower has all requisite power and authority, corporate or otherwise, to conduct its business, to own its properties and to execute and deliver, and to perform all of its obligations under, the Loan Documents. During its existence, each Borrower has done business solely under the names set forth in SCHEDULE 5.1 hereto. Each Borrower's chief executive office and principal place of business is located at the address set forth in
SCHEDULE 5.1 hereto, and all of such Borrower's records relating to its business or the Collateral are kept at that location. All Inventory and Equipment is located at that location or at one of the other locations set forth in SCHEDULE 5.1 hereto. Each Borrower's tax identification number is correctly set forth in Section 3.6 hereto.

                  Section 5.2 AUTHORIZATION OF BORROWING; NO CONFLICT AS TO LAW OR AGREEMENTS. The execution, delivery and performance by each Borrower of the Loan Documents and the borrowings from time to time hereunder have been duly authorized by all necessary corporate action and do not and will not (i) require any consent or approval of such Borrower's stockholders; (ii) require any authorization, consent or approval by, or registration, declaration or filing with, or notice to, any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, or any third party, except such authorization, consent, approval, registration, declaration, filing or notice as has been obtained, accomplished or given prior to the date hereof; (iii) violate any provision of any law, rule or regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System) or of any order, writ, injunction or decree presently in effect having applicability to such Borrower or of such Borrower's articles of incorporation or bylaws; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other material agreement, lease or instrument to which such Borrower is a party or by which it or its properties may be bound or affected; or (v) result in, or require, the creation or imposition of any mortgage, deed of trust, pledge, lien, security interest or other charge or encumbrance of any nature (other than the Security Interest) upon or with respect to any of the properties now owned or hereafter acquired by such Borrower.

                  Section 5.3 LEGAL AGREEMENTS. This Agreement constitutes and, upon due execution by the Borrowers, the other Loan Documents will constitute the legal, valid and binding obligations of the Borrowers, enforceable against the Borrowers in accordance with their respective terms.

                  Section 5.4 SUBSIDIARIES. Except as set forth in SCHEDULE 5.4 hereto, the Borrowers have no Subsidiaries.

                  Section 5.5 FINANCIAL CONDITION; NO ADVERSE CHANGE. The Borrowers have heretofore furnished to the Lender the audited financial statements of MicroTel and its subsidiaries for their fiscal year ended December 31, 1999 and their unaudited financial statements for the fiscal year-to-date period ended June 30, 2000 and those statements fairly present each Borrower's financial condition on the dates thereof and the results of its operations and cash flows for the periods then ended and were prepared in accordance with GAAP. Since the date of the most recent financial statements, there has been no material adverse change in any Borrower's business, properties or condition (financial or otherwise).

                  Section 5.6 LITIGATION. There are no actions, suits or proceedings pending or, to any Borrower's knowledge, threatened against or affecting any Borrower or any of its Affiliates or the properties of any Borrower or any of its Affiliates before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which, if determined adversely to any Borrower or any of its Affiliates, would have a material adverse effect on the financial condition, properties or operations of any Borrower or any of its Affiliates.

                  Section 5.7 REGULATION U. Each Borrower is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended), and no part of the proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock or to retire any indebtedness which was originally incurred to purchase or carry any margin stock or for any other purpose which might cause any of the Advances to be considered a "purpose credit" within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, as amended.

                  Section 5.8 TAXES. Each Borrower and its Affiliates have paid or caused to be paid to the proper authorities when due all federal, state and local taxes required to be withheld by each of them. Each Borrower and its Affiliates have filed all federal, state and local tax returns which to the knowledge of the officers of the Borrowers or any Affiliate, as the case may be, are required to be filed, and the Borrowers and their Affiliates have paid or caused to be paid to the respective taxing authorities all taxes as shown on said returns or on any assessment received by any of them to the extent such taxes have become due.

                  Section 5.9 TITLES AND LIENS. Each Borrower has good and absolute title to all Collateral described in the collateral reports provided to the Lender and all other Collateral, properties and assets reflected in the latest financial statements referred to in Section 5.5 and all proceeds thereof, free and clear of all mortgages, security interests, liens and encumbrances, except for Permitted Liens. No financing statement naming any Borrower as debtor is on file in any office except to perfect only Permitted Liens.

                  Section 5.10 PLANS. Except as disclosed to the Lender in writing prior to the date hereof, neither the Borrowers nor any of their Affiliates maintain or have maintained any Plan. Neither the Borrowers nor any Affiliate have received any notice or has any knowledge to the effect that they are not in full compliance with any of the requirements of ERISA. No Reportable Event or other fact or circumstance which may have an adverse effect on the Plan's tax qualified status exists in connection with any Plan. Neither the Borrowers nor any of their Affiliates have:

                  (a) Any accumulated funding deficiency within the meaning of ERISA; or

                  (b) Any liability or know of any fact or circumstances which could result in any liability to the Pension Benefit Guaranty Corporation, the Internal Revenue Service, the Department of Labor or any participant in connection with any Plan (other than accrued benefits which or which may become payable to participants or beneficiaries of any such Plan).

                  Section 5.11 DEFAULT. Each Borrower is in compliance with all provisions of all agreements, instruments, decrees and orders to which it is a party or by which it or its property is bound or affected, the breach or default of which could have a material adverse effect on such Borrower's financial condition, properties or operations.

                  Section 5.12 ENVIRONMENTAL MATTERS.

                  (a) DEFINITIONS. As used in this Agreement, the following terms shall have the following meanings:

                           (i) "Environmental Law" means any federal, state,
                  local or other governmental statute, regulation, law or ordinance dealing with the protection of human health and the environment.

                           (ii) "Hazardous Substances" means pollutants,
                  contaminants, hazardous substances, hazardous wastes, petroleum and fractions thereof, and all other chemicals, wastes, substances and materials listed in, regulated by or identified in any Environmental Law.

                  (b) To the Borrowers' best knowledge, there are not present in, on or under the Premises any Hazardous Substances in such form or quantity as to create any liability or obligation for either the Borrowers or the Lender under common law of any jurisdiction or under any Environmental Law, and no Hazardous Substances have ever been stored, buried, spilled, leaked, discharged, emitted or released in, on or under the Premises in such a way as to create any such liability.

                  (c) To the Borrowers' best knowledge, the Borrowers have not disposed of Hazardous Substances in such a manner as to create any liability under any Environmental Law.

                  (d) There are not and there never have been any requests, claims, notices, investigations, demands, administrative proceedings, hearings or litigation, relating in any way to the Premises or the Borrowers, alleging liability under, violation of, or noncompliance with any Environmental Law or any license, permit or other authorization issued pursuant thereto. To the Borrowers' best knowledge, no such matter is threatened or impending.

                  (e) To the Borrowers' best knowledge, the Borrowers' businesses are and have in the past always been conducted in accordance with all Environmental Laws and all licenses, permits and other authorizations required pursuant to any Environmental Law and necessary for the lawful and efficient operation of such businesses are in the Borrowers' possession and are in full force and effect. No permit required under any Environmental Law is scheduled to expire within 12 months and there is no threat that any such permit will be withdrawn, terminated, limited or materially changed.

                  (f) To the Borrowers' best knowledge, the Premises are not and never have been listed on the National Priorities List, the Comprehensive Environmental Response, Compensation and Liability Information System or any similar federal, state or local list, schedule, log, inventory or database.

                  (g) The Borrowers have delivered to Lender all environmental assessments, audits, reports, permits, licenses and other documents describing or relating in any way to the Premises or Borrowers' businesses.

                  Section 5.13 SUBMISSIONS TO LENDER. All financial and other information provided to the Lender by or on behalf of the Borrowers in connection with the Borrowers' request for the credit facilities contemplated hereby is true and correct in all material respects and, as to projections, valuations or pro forma financial statements, present a good faith opinion as to such projections, valuations and pro forma condition and results.

                  Section 5.14 FINANCING STATEMENTS. The Borrowers have provided to the Lender signed financing statements sufficient when filed to perfect the Security Interest and the other security interests created by the Security Documents. When such financing statements are filed in the offices noted therein, the Lender will have a valid and perfected security interest in all Collateral and all other collateral described in the Security Documents which is capable of being perfected by filing financing statements. None of the Collateral or other collateral covered by the Security Documents is or will become a fixture on real estate, unless a sufficient fixture filing is in effect with respect thereto.

                  Section 5.15 RIGHTS TO PAYMENT. Each right to payment and each instrument, document, chattel paper and other agreement constituting or evidencing Collateral or other collateral covered by the Security Documents is (or, in the case of all future Collateral or such other collateral, will be when arising or issued) the valid, genuine and legally enforceable obligation, subject to no defense, setoff or counterclaim, of the account debtor or other obligor named therein or in the Borrowers' records pertaining thereto as being obligated to pay such obligation.

                  Section 5.16 BANK ACCOUNTS. All of the deposit accounts, investment accounts or other accounts in the name of or used by Borrowers maintained at any bank or other financial institution are set forth on SCHEDULE
5.16 hereto.

                  Section 5.17 FINANCIAL SOLVENCY. Both before and after giving effect to the all of the transactions contemplated in the Loan Documents, none of the Borrowers or their Affiliates:

                  (a) was or will be insolvent, as that term is used and defined in Section 101(32) of the United States Bankruptcy Code and Section 2 of the Uniform Fraudulent Transfer Act;

                  (b) has unreasonably small capital or is engaged or about to engage in a business or a transaction for which any remaining assets of the Borrower or such Affiliate are unreasonably small;

                  (c) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to, nor believes that it will, incur debts beyond its ability to pay them as they mature;

                  (d) by executing, delivering or performing its obligations under the Loan Documents or other documents to which it is a party or by taking any action with respect thereto, intends to hinder, delay or defraud either its present or future creditors; and

                  (e) at this time contemplates filing a petition in bankruptcy or for an arrangement or reorganization or similar proceeding under any law any jurisdiction, nor, to the best knowledge of the Borrowers, is the subject of any actual, pending or threatened bankruptcy, insolvency or similar proceedings under any law of any jurisdiction.

                                  ARTICLE VI

                       BORROWER'S AFFIRMATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers will comply with the following requirements, unless the Lender shall otherwise consent in writing:

                  Section 6.1 REPORTING REQUIREMENTS. The Borrowers will deliver, or cause to be delivered, to the Lender each of the following, which shall be in form and detail acceptable to the Lender:

                  (a) as soon as available, and in any event within 90 days after the end of each fiscal year of the Borrowers, the audited financial statements of MicroTel and its subsidiaries on a consolidated and consolidating basis, with the unqualified opinion of independent certified public accountants selected by the Borrowers and acceptable to the Lender, which annual financial statements shall include the balance sheets as at the end of such fiscal year and the related statements of the income, retained earnings and cash flows for the fiscal year then ended, all in reasonable detail and prepared in accordance with GAAP, together with (i) copies of all management letters prepared by such accountants; (ii) a report signed by such accountants stating that in making the investigations necessary for said opinion they obtained no knowledge, except as specifically stated, of any Default or Event of Default hereunder and all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, 6.15, and 7.10; and (iii) a certificate of the Borrowers' chief financial officer stating that such financial statements have been prepared in accordance with GAAP and whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder and, if so, stating in reasonable detail the facts with respect thereto;

                  (b) as soon as available and in any event within 25 days after the end of each month, unaudited/internal balance sheets and statements of income and retained earnings of MicroTel and its subsidiaries, on a consolidated and consolidating basis, as at the end of and for such month and for the year to date period then ended, in reasonable detail and stating in comparative form the figures for the corresponding date and periods in the previous year, all prepared in accordance with GAAP, subject to year-end audit adjustments; and accompanied by a certificate of the Borrowers' chief financial officer, substantially in the form of EXHIBIT D hereto stating (i) that such financial statements have been prepared in accordance with GAAP, subject to year-end audit adjustments, (ii) whether or not such officer has knowledge of the occurrence of any Default or Event of Default hereunder not theretofore reported and remedied and, if so, stating in reasonable detail the facts with respect thereto, and (iii) all relevant facts in reasonable detail to evidence, and the computations as to, whether or not the Borrowers are in compliance with the requirements set forth in Sections 6.12, 6.13, 6.14, 6.15,, and 7.10;

                  (c) within 15 days after the end of each month or more frequently if the Lender so requires, agings of the Borrowers' accounts receivable and their accounts payable, a report of open purchase orders, a summary perpetual Inventory report, with a summary breakdown of Inventory by classification and location, a detailed report regarding sales contracts and approved overages, and a calculation of the Borrowers' Accounts, Eligible Accounts, Inventory and Eligible Inventory as at the end of such month or shorter time period;

                  (d) at least 30 days before the beginning of each fiscal year of the Borrowers, the projected balance sheets and income statements of MicroTel and its subsidiaries, on a consolidated and consolidating basis, for each month of such year, each in reasonable detail, representing the Borrowers' good faith projections and certified by the Borrowers' chief financial officer as being the most accurate projections available and identical to the projections used by the Borrowers for internal planning purposes, together with such supporting schedules and information as the Lender may in its discretion require;

                  (e) within 15 days after the end of each month, borrowing base certificates of each Borrower as of the end of such month;

                  (f) daily reports of cash collateral, sales assignments, credit memos and adjustments and deposits;

                  (g) immediately after the commencement thereof, notice in writing of all litigation and of all proceedings before any governmental or regulatory agency affecting any Borrower of the type described in Section 5.12 or which seek a monetary recovery against any Borrower in excess of $5,000;

                  (h) as promptly as practicable (but in any event not later than five business days) after an officer of any Borrower obtains knowledge of the occurrence of any breach, default or event of default under any Security Document or any event which constitutes a Default or Event of Default hereunder, notice of such occurrence, together with a detailed statement by a responsible officer of the Borrowers of the steps being taken by the Borrowers to cure the effect of such breach, default or event;

                  (i) as soon as possible and in any event within 30 days after any Borrower knows or has reason to know that any Reportable Event with respect to any Plan has occurred, the statement of the Borrowers' chief financial officer setting forth details as to such Reportable Event and the action which the Borrowers propose to take with respect thereto, together with a copy of the notice of such Reportable Event to the Pension Benefit Guaranty Corporation;

                  (j) as soon as possible, and in any event within 10 days after any Borrower fails to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, the statement of the Borrowers' chief financial officer setting forth details as to such failure and the action which the Borrowers propose to take with respect thereto, together with a copy of any notice of such failure required to be provided to the Pension Benefit Guaranty Corporation;

                  (k) promptly upon knowledge thereof, notice of (i) any disputes or claims by any Borrower's customers exceeding $1,000 individually or $5,000 in the aggregate during any fiscal year; (ii) credit memos; (iii) any goods returned to or recovered by any Borrower; and (iv) any change in the persons constituting any Borrower's officers and directors;

                  (1) promptly upon knowledge thereof, notice of any loss of or material damage to any Collateral or other collateral covered by the Security Documents or of any substantial adverse change in any Collateral or such other collateral or the prospect of payment thereof;

                  (m) promptly upon their distribution, copies of all financial statements, reports and proxy statements which MicroTel or its subsidiaries shall have sent to its stockholders;

                  (n) promptly after the sending or filing thereof, copies of all regular and periodic reports which MicroTel or its subsidiaries shall file with the Securities and Exchange Commission or any national securities exchange;

                  (o) as soon as possible, and in any event by not later than April 30th of each year, copies of the state and federal tax returns of MicroTel and its subsidiaries and all schedules thereto and an updated personal financial statement of each individual Guarantor;

                  (p) promptly upon knowledge thereof, notice of any Borrower's violation of any law, rule or regulation, the non-compliance with which could materially and adversely affect any Borrower's business or its financial condition; and

                  (q) from time to time, with reasonable promptness, any and all receivables schedules, collection reports, deposit records, equipment schedules, copies of invoices to account debtors, shipment documents and delivery receipts for goods sold, and such other material, reports, records or information as the Lender may request.

                  Section 6.2 BOOKS AND RECORDS; INSPECTION AND EXAMINATION. Each Borrower will keep accurate books of record and account for itself pertaining to the Collateral and pertaining to such Borrower's business and financial condition and such other matters as the Lender may from time to time request in which true and complete entries will be made in accordance with GAAP and, upon the Lender's request, will permit any officer, employee, attorney or accountant for the Lender to audit, review, make extracts from or copy any and all corporate and financial books and records of such Borrower at all times during ordinary business hours, to send and discuss with account debtors and other obligors requests for verification of amounts owed to such Borrower, and to discuss such Borrower's affairs with any of its directors, officers, employees or agents. Each Borrower will permit the Lender, or its employees, accountants, attorneys or agents, to examine and inspect any Collateral, other collateral covered by the Security Documents or any other property of such Borrower at any time during ordinary business hours. Borrowers shall, at their expense, provide Lender with appraisals of the Equipment, in form, using methodologies and by appraisers satisfactory to Lender, and with such frequency as Lender may require; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing, Borrowers shall not be responsible for the costs of more than one
(1) such appraisal during any twelve (12) month period.

                  Section 6.3 ACCOUNT VERIFICATION. The Lender may at any time and from time to time send or require the Borrowers to send requests for verification of accounts or notices of assignment to account debtors and other obligors. The Lender may also at any time and from time to time telephone account debtors and other obligors to verify accounts.

                  Section 6.4 COMPLIANCE WITH LAWS.

                  (a) Each Borrower will (i) comply with the requirements of applicable laws and regulations, the non-compliance with which would materially and adversely affect its business or its financial condition and (ii) use and keep the Collateral, and require that others use and keep the Collateral, only for lawful purposes, without violation of any federal, state or local law, statute or ordinance.

                  (b) Without limiting the foregoing undertakings, each Borrower specifically agrees that it will comply with all applicable Environmental Laws and obtain and comply with all permits, licenses and similar approvals required by any Environmental Laws, and will not generate, use, transport, treat, store or dispose of any Hazardous Substances in such a manner as to create any liability or obligation under the common law of any jurisdiction or any Environmental Law.

                  Section 6.5 PAYMENT OF TAXES AND OTHER CLAIMS. Each Borrower will pay or discharge, when due, (a) all taxes, assessments and governmental charges levied or imposed upon it or upon its income or profits, upon any properties belonging to it (including, without limitation, the Collateral) or upon or against the creation, perfection or continuance of the Security Interest, prior to the date on which penalties attach thereto, (b) all federal, state and local taxes required to be withheld by it, and (c) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon any properties of any Borrower; provided, that the Borrowers shall not be required to pay any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which proper reserves have been made.

                  Section 6.6 MAINTENANCE OF PROPERTIES.

                  (a) The Borrowers will keep and maintain the Collateral, the other collateral covered by the Security Documents and all of their other properties necessary or useful in their business in good condition, repair and working order (normal wear and tear excepted) and will from time to time replace or repair any worn, defective or broken parts; provided, however, that nothing in this Section 6.6 shall prevent the Borrowers from discontinuing the operation and maintenance of any of their properties if such discontinuance is, in the Lender's judgment, desirable in the conduct of their businesses and not disadvantageous in any material respect to the Lender.

                  (b) The Borrowers will defend the Collateral against all claims or demands of all persons (other than the Lender) claiming the Collateral or any interest therein.

                  (c) The Borrowers will keep all Collateral and other collateral covered by the Security Documents free and clear of all security interests, liens and encumbrances except Permitted Liens.

                  Section 6.7 INSURANCE. The Borrowers will obtain and at all times maintain insurance with insurers believed by the Borrowers to be responsible and reputable, in such amounts and against such risks as may from time to time be required by the Lender, but in all events in such amounts and against such risks as is usually carried by companies engaged in similar business and owning similar properties in the same general areas in which the Borrowers operate. Without limiting the generality of the foregoing, the Borrowers will at all times maintain business interruption insurance including coverage for force majeure and keep all tangible Collateral insured against risks of fire (including so-called extended coverage), theft, collision (for Collateral consisting of motor vehicles) and such other risks and in such amounts as the Lender may reasonably request, with any loss payable to the Lender to the extent of its interest, and all policies of such insurance shall contain a lender's loss payable endorsement for the Lender's benefit acceptable to the Lender. All policies of liability insurance required hereunder shall name the Lender as an additional insured.

                  Section 6.8 PRESERVATION OF EXISTENCE. Each Borrower will preserve and maintain its existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business and shall conduct its business in an orderly, efficient and regular manner.

                  Section 6.9 DELIVERY OF INSTRUMENTS, ETC. Upon request by the Lender, the Borrowers will promptly deliver to the Lender in pledge all instruments, documents and chattel papers constituting Collateral, duly endorsed or assigned by the applicable Borrower.

                  Section 6.10 COLLATERAL ACCOUNT.

                  (a) If, notwithstanding the instructions to debtors to make payments to its Lockbox, any Borrower receives any payments on Receivables, such Borrower shall deposit such payments into its Collateral Account. Until so deposited, such Borrower shall hold all such payments in trust for and as the property of the Lender and shall not commingle such payments with any of its other funds or property.

                  (b) Amounts deposited in the Collateral Accounts shall not bear interest and shall not be subject to withdrawal by the Borrowers, except after full payment and discharge of all Obligations.

                  (c) All deposits in the Collateral Accounts shall constitute proceeds of Collateral and shall not constitute payment of the Obligations.

                  (d) All items deposited in the Collateral Accounts shall be subject to final payment. If any such item is returned uncollected, the applicable Borrower will immediately pay the Lender, or, for items deposited in its Collateral Account, the bank maintaining such account, the amount of that item, or such bank at its discretion may charge any uncollected item to such Borrower's commercial account or other account. The Borrowers shall be liable as an endorser on all items deposited in the Collateral Accounts, whether or not in fact endorsed by the Borrowers.

                  Section 6.11 PERFORMANCE BY THE LENDER. If any Borrower at any time fails to perform or observe any of the foregoing covenants contained in this Article VI or elsewhere herein, and if such failure shall continue for a period of ten (10) calendar days after the Lender gives the Borrowers written notice thereof (or in the case of the agreements contained in Sections 6.5, 6.7 and 6.10, immediately upon the occurrence of such failure, without notice or lapse of time), the Lender may, but need not, perform or observe such covenant on behalf and in the name, place and stead of the Borrowers (or, at the Lender's option, in the Lender's name) and may, but need not, take any and all other actions which the Lender may reasonably deem necessary to cure or correct such failure (including, without limitation, the payment of taxes, the satisfaction of security interests, liens or encumbrances, the performance of obligations owed to account debtors or other obligors, the procurement and maintenance of insurance, the execution of assignments, security agreements and financing statements, and the endorsement of instruments); and the Borrowers shall thereupon pay to the Lender on demand the amount of all monies expended and all costs and expenses (including reasonable attorneys' fees and legal expenses) incurred by the Lender in connection with or as a result of the performance or observance of such agreements or the taking of such action by the Lender, together with interest thereon from the date expended or incurred at the Revolving Floating Rate. To facilitate the Lender's performance or observance of such covenants of the Borrowers, the Borrowers hereby irrevocably appoint the Lender, or the Lender's delegate, acting alone, as the Borrowers' attorney in fact (which appointment is coupled with an interest) with the right (but not the duty) from time to time to create, prepare, complete, execute, deliver, endorse or file in the name and on behalf of any Borrower any and all instruments, documents, assignments, security agreements, financing statements, applications for insurance and other agreements and writings required to be obtained, executed, delivered or endorsed by the Borrowers under this Section 6.11.

                  Section 6.12 MINIMUM DEBT SERVICE COVERAGE RATIO. The Borrowers will cause MicroTel and its subsidiaries, on a consolidated basis, to maintain a Debt Service Coverage Ratio of not less than 1.25 to 1.00 as of September 30, 2000 and December 31, 2000.

                  Section 6.13 MINIMUM TANGIBLE NET WORTH. The Borrowers will cause MicroTel and its subsidiaries, on a consolidated basis, to maintain Tangible Net Worth of not less than $2,500,000 as of December 31, 2000.

                  Section 6.14 MINIMUM NET INCOME. The Borrowers will, on a consolidated fiscal year to date basis, achieve Net Income of not less than $1,196,000 as of September 30, 2000, and $1,414,400 as of December 31, 2000.

                  Section 6.15 MINIMUM EARNINGS BEFORE TAXES. The Borrowers will on a consolidated basis achieve Earnings Before Taxes during each month of not less than ($75,000).

                  Section 6.16 NEW COVENANTS. On or before December 31, 2000, Lender shall set new covenant levels for Sections 6.12, 6.13, 6.14, 6.15, and
7.10 for periods after such date. The new covenant levels will be based on the Borrower's projections for such periods received by Lender pursuant to Section 6.1(d) and shall be no less stringent than the present levels.

                  Section 6.17 GOVERNMENT CONTRACTS. With respect to any contracts with any unit of government that may give rise to Accounts owing by such governmental unit in excess of $10,000 in the aggregate (except for any such contract expiring within 120 days of the Funding Date), Borrowers shall, within 60 days of the Funding Date and thereafter, comply with the Federal Assignment of Claims Act of 1940, as amended, or any similar law, for the assignment of such contracts to Lender.

                                  ARTICLE VII

                              NEGATIVE COVENANTS

                  So long as the Obligations shall remain unpaid, or the Credit Facility shall remain outstanding, the Borrowers agree that, without the Lender's prior written consent:

                  Section 7.1 LIENS. Each Borrower will not create, incur or suffer to exist any mortgage, deed of trust, pledge, lien, security interest, assignment or transfer upon or of any of its assets, now owned or hereafter acquired, to secure any indebtedness; EXCLUDING, HOWEVER, from the operation of the foregoing, the following (collectively, "PERMITTED LIENS"):

                  (a) in the case of any of the Borrowers' property which is not Collateral or other collateral described in the Security Documents, covenants, restrictions, rights, easements and minor irregularities in title which do not materially interfere with any Borrower's business or operations as presently conducted;

                  (b) mortgages, deeds of trust, pledges, liens, security interests and assignments in existence on the date hereof and listed in
         SCHEDULE 7.1 hereto, securing indebtedness for borrowed money permitted under Section 7.2; and

                  (c) the Security Interest and liens and security interests created by the Security Documents.

                  Section 7.2 INDEBTEDNESS. The Borrowers will not incur, create, assume or permit to exist any indebtedness or liability on account of deposits or advances or any indebtedness for borrowed money or letters of credit issued on any Borrower's behalf, or any other indebtedness or liability evidenced by notes, bonds, debentures or similar obligations, except:

                  (a) indebtedness arising hereunder;

                  (b) indebtedness of the Borrowers in existence on the date hereof and listed in SCHEDULE 7.2 hereto; and

                  (c) indebtedness relating to liens permitted in accordance with Section 7.1.

                  Section 7.3 GUARANTIES. The Borrowers will not assume, guarantee, endorse or otherwise become directly or contingently liable in connection with any obligations of any other Person, except:

                  (a) the endorsement of negotiable instruments by the Borrowers for deposit or collection or similar transactions in the ordinary course of business; and

                  (b) guaranties, endorsements and other direct or contingent liabilities in connection with the obligations of other Persons, in existence on the date hereof and listed in SCHEDULE 7.2 hereto.

                  Section 7.4 INVESTMENTS AND SUBSIDIARIES.

                  (a) The Borrowers will not purchase or hold beneficially any stock or other securities or evidences of indebtedness of, make or permit to exist any loans or advances to, or make any investment or acquire any interest whatsoever in, any other Person, including specifically but without limitation any partnership or joint venture, except:

                           (i) investments in direct obligations of the United
                  States of America or any agency or instrumentality thereof whose obligations constitute full faith and credit obligations of the United States of America having a maturity of one year or less, commercial paper issued by U.S. corporations rated "A-I" or "A-2" by Standard & Poors Corporation or "P-I" or "P-2" by Moody's Investors Service or certificates of deposit or bankers' acceptances having a maturity of one year or less issued by members of the Federal Reserve System having deposits in excess of $100,000,000 (which certificates of deposit or bankers' acceptances are fully insured by the Federal Deposit Insurance Corporation);

                           (ii) travel advances or loans to the Borrowers'
                  officers and employees not exceeding at any one time an aggregate of $5,000;

                           (iii) advances in the form of progress payments,
                  prepaid rent not exceeding three (3) months or security deposits; and

                           (iv) so long as no Default or Event of Default has
                  occurred and is continuing, advances to MicroTel in an amount necessary to cover any outstanding accounting, tax and administrative expenses incurred by MicroTel on the Borrowers' behalf.

                  (b) The Borrowers will not create or permit to exist any Subsidiary, other than the Subsidiaries in existence on the date hereof and listed in SCHEDULE 5.4.

                  Section 7.5 DIVIDENDS. Except as set forth below, the Borrowers will not declare or pay any dividends (other than dividends payable solely in stock of the Borrowers) on any class of their stock or make any payment on account of the purchase, redemption or other retirement of any shares of such stock or make any distribution in respect thereof, either directly, or indirectly; PROVIDED, HOWEVER, that so long as no Default or Event of Default has occurred and is continuing, Borrowers may make such dividends, payments or other distributions to MicroTel in an amount necessary to cover any outstanding accounting, tax and administrative expenses incurred by MicroTel on the Borrowers' behalf.

                  Section 7.6 SALE OR TRANSFER OF ASSETS; SUSPENSION OF BUSINESS OPERATIONS. Each Borrower will not sell, lease, assign, transfer or otherwise dispose of(i) the stock of any Subsidiary, (ii) all or a substantial part of its assets, or (iii) any Collateral or any interest therein (whether in one transaction or in a series of transactions) to any other Person other than the sale of Inventory in the ordinary course of business and will not liquidate, dissolve or suspend business operations. The Borrowers will not in any manner transfer any property without prior or present receipt of full and adequate consideration.

                  Section 7.7 CONSOLIDATION AND MERGER; ASSET ACQUISITIONS. Each Borrower will not consolidate with or merge into any Person, or permit any other Person to merge into it, or acquire (in a transaction analogous in purpose or effect to a consolidation or merger) all or substantially all the assets of any other Person.

                  Section 7.8 SALE AND LEASEBACK. Each Borrower will not enter into any arrangement, directly or indirectly, with any other Person whereby such Borrower shall sell or transfer any real or personal property, whether now owned or hereafter acquired, and then or thereafter rent or lease as lessee such property or any part thereof or any other property which such Borrower intends to use for substantially the same purpose or purposes as the property being sold or transferred.

                  Section 7.9 RESTRICTIONS ON NATURE OF BUSINESS. The Borrowers will not engage in any line of business materially different from that presently engaged in by the Borrowers and will not purchase, lease or otherwise acquire assets not related to their business.

                  Section 7.10 CAPITAL EXPENDITURES. The Borrowers will not incur or contract to incur Capital Expenditures of more than $100,000 in the aggregate during the fiscal year ending December 31,2000.

                  Section 7.11 ACCOUNTING. The Borrowers will not adopt any material change in accounting principles other than as required by GAAP. The Borrowers will not adopt, permit or consent to any change in their fiscal year.

                  Section 7.12 DISCOUNTS, ETC. The Borrowers will not, after notice from the Lender, grant any discount, credit or allowance to any customer of the Borrowers or accept any return of goods sold, or at any time (whether before or after notice from the Lender) modify, amend, subordinate, cancel or terminate the obligation of any account debtor or other obligor of the Borrowers.

                  Section 7.13 DEFINED BENEFIT PENSION PLANS. The Borrowers will not adopt, create, assume or become a party to any defined benefit pension plan, unless disclosed to the Lender pursuant to Section 5.10.

                  Section 7.14 OTHER DEFAULTS. The Borrowers will not permit any breach, default or event of default to occur under any note, loan agreement, indenture, lease, mortgage, contract for deed, security agreement or other contractual obligation binding upon any Borrower.

                  Section 7.15 PLACE OF BUSINESS; NAME. The Borrowers will not transfer their chief executive office or principal place of business, or move, relocate, close or sell any business location. The Borrowers will not permit any tangible Collateral or any records pertaining to the Collateral to be located in any state or area in which, in the event of such location, a financing statement covering such Collateral would be required to be, but has not in fact been, filed in order to perfect the Security Interest. The Borrowers will not change their names.

                  Section 7.16 ORGANIZATIONAL DOCUMENTS; S CORPORATION STATUS. Each Borrower will not amend its certificate of incorporation, articles of incorporation or bylaws. The Borrowers will not become an S Corporation within the meaning of the Internal Revenue Code of 1986, as amended.

                  Section 7.17 SALARIES. The Borrowers will not pay excessive or unreasonable salaries, bonuses, commissions, consultant fees or other compensation; or increase the salary, bonus, commissions, consultant fees or other compensation of any director, officer or consultant, or any member of their families, by more than 10% in any one year, either individually or for all such persons in the aggregate, or pay any such increase from any source other than profits earned in the year of payment.

                  Section 7.18 CHANGE IN OWNERSHIP. The Borrowers will not issue or sell any stock of the Borrowers to any Person other than MicroTel, and the Borrowers will not permit or suffer to occur the sale, transfer, assignment, pledge or other disposition of any or all of the issued and outstanding shares of stock of the Borrowers.

                  Section 7.19 TRANSACTION WITH AFFILIATES. Borrowers shall not enter into any transaction for the purchase, sale or exchange of property or the rendering of any service to or by any Affiliate, except in the ordinary course of and pursuant to the reasonable requirements of their business and upon fair and reasonable terms no less favorable to Borrowers than Borrowers would obtain in a comparable arms length transaction with an unaffiliated Person.

                  Section 7.20 ADDITIONAL BANK ACCOUNTS. Borrowers shall not, directly or indirectly, open, establish or maintain any deposit account, investment account or any other account with any bank or other financial institution, other than the Collateral Accounts and the accounts set forth in
SCHEDULE 5.16 hereto.

                                 ARTICLE VIII

                    EVENTS OF DEFAULT, RIGHTS AND REMEDIES

                  Section 8.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events, which Event of Default shall exist or continue or be continuing until such Event of Default is waived in accordance with Section 9.2 hereof:

                  (a) Default in the payment of the Obligations when they become due and payable;

                  (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by any Borrower under this Agreement;

                  (c) Default in the performance, or breach, of any covenant or agreement of any Borrower contained in this Agreement;

                  (d) Any Borrower or any Guarantor shall be or become insolvent, or admit in writing its or his inability to pay its or his debts as they mature, or make an assignment for the benefit of creditors; or any Borrower or any Guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or him or for all or any substantial part of its or his property; or such receiver, trustee or similar officer shall be appointed without the application or consent of such Borrower or such Guarantor, as the case may be; or any Borrower or any Guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it or him under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against such Borrower or any such Guarantor; or any judgment, writ, warrant of attachment or execution or similar process shall be issued or levied against a substantial part of the property of any Borrower or any Guarantor;

                  (e) A petition shall be filed by or against any Borrower or any Guarantor under the United States Bankruptcy Code naming any Borrower or such Guarantor as debtor;

                  (f) Any representation or warranty made by any Borrower in this Agreement, by any Guarantor in any guaranty delivered to the Lender, or by any Borrower (or any of its officers) or any Guarantor in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement or any such guaranty shall prove to have been incorrect in any material respect when deemed to be effective;

                  (g) The rendering against any Borrower of a final judgment, decree or order for the payment of money in excess of $10,000 and the continuance of such judgment, decree or order unsatisfied and in effect for any period of 30 consecutive days without a stay of execution;

                  (h) A default under any bond, debenture, note or other evidence of indebtedness of any Borrower owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease;

                  (i) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrowers by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or any Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or any Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on any Borrower's assets in favor of the Plan;

                  (j) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of any Borrower hereunder or under any note;

                  (k) Any Borrower shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the Lender's prior written consent;

                  (l) Any Borrower shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) or notice of any state or federal tax liens shall be filed or issued;

                  (m) Default in the payment of any amount owed by any Borrower to the Lender other than any indebtedness arising hereunder;

                  (n) Any Guarantor shall repudiate, purport to revoke or fail to perform any such Guarantor's obligations under such Guarantor's guaranty in favor of the Lender, any individual Guarantor shall die or any other Guarantor shall cease to exist;

                  (o) Carmine T. Oliva shall repudiate, purport to revoke or fail to perform any of his obligations under his support agreement in favor of Lender, or shall fail to be actively involved in the management of Borrowers.

                  (p) Any event or circumstance with respect to any Borrower shall occur such that the Lender shall believe in good faith that the prospect of payment of all or any part of the Obligations or the performance by such Borrower under the Loan Documents is impaired or any material adverse change in the business or financial condition of any Borrower shall occur; or

                  (q) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender.

                  Section 8.2 RIGHTS AND REMEDIES. During any Default Period, the Lender may exercise any or all of the following rights and remedies:

                  (a) the Lender may, by notice to the Borrowers, declare the Commitment to be terminated, whereupon the same shall forthwith terminate;

                  (b) the Lender may, by notice to the Borrowers, declare the Obligations to be forthwith due and payable, whereupon all Obligations shall become and be forthwith due and payable, without presentment, notice of dishonor, protest or further notice of any kind, all of which the Borrowers hereby expressly waive;

                  (c) the Lender may, without notice to the Borrowers and without further action, apply any and all money owing by the Lender to any Borrower to the payment of the Obligations;

                  (d) the Lender may exercise and enforce any and all rights and remedies available upon default to a secured party under the UCC, including, without limitation, the right to take possession of Collateral, or any evidence thereof, proceeding without judicial process or by judicial process (without a prior hearing or notice thereof, which the Borrowers hereby expressly waive) and the right to sell, lease or otherwise dispose of any or all of the Collateral, and, in connection therewith, the Borrowers will on demand assemble the Collateral and make it available to the Lender at a place to be designated by the Lender which is reasonably convenient to both parties;

                  (e) the Lender may exercise and enforce its rights and remedies under the Loan Documents; and

                  (f) the Lender may exercise any other fights and remedies available to it by law or agreement.

Notwithstanding the foregoing, upon the occurrence of an Event of Default described in subsections (d) or (e) of Section 8.1, the Obligations shall be immediately due and payable automatically without presentment, demand, protest or notice of any kind.

                  Section 8.3 CERTAIN NOTICES. If notice to the Borrowers of any intended disposition of Collateral or any other intended action is required by law in a particular instance, such notice shall be deemed commercially reasonable if given (in the manner specified in Section 9.3) at least ten (10) calendar days before the date of intended disposition or other action.

                                   ARTICLE IX

                                 MISCELLANEOUS

                  Section 9.1 NO WAIVER; CUMULATIVE REMEDIES. No failure or delay by the Lender in exercising any fight, power or remedy under the Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any such fight, power or remedy preclude any other or further exercise thereof or the exercise of any other fight, power or remedy under the Loan Documents. The remedies provided in the Loan Documents are cumulative and not exclusive of any remedies provided by law.

                  Section 9.2 AMENDMENTS, ETC. No amendment, modification, termination or waiver of any provision of any Loan Document or consent to any departure by any Borrower therefrom or any release of a Security Interest shall be effective unless the same shall be in writing and signed by the Lender, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

                  Section 9.3 ADDRESSES FOR NOTICES, ETC. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by telecopy, in each case addressed or telecopied to the party to whom notice is being given at its address or telecopier number as set forth below:

                  If to the Borrowers:

                  XIT Corporation/CXR Telcom Corporation
                  9485 Haven Avenue, Suite 100
                  Rancho Cucamonga, California 91730
                  Telecopier:        (909) 297-2644
                  Attention:         Carmine Oliva

                  If to the Lender:

                  Wells Fargo Business Credit, Inc.
                  245 South Los Robles Avenue, Suite 600
                  Pasadena, California 91101
                  Telecopier:       (626) 844-9063
                  Attention:        Vincent Maddela

or, as to each party, at such other address or telecopier number as may hereafter be designated by such party in a written notice to the other party complying as to delivery with the terms of this Section. All such notices, requests, demands and other communications shall be deemed to have been given on
(a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date sent if sent by overnight courier, or (d) the date of transmission if delivered by telecopy, except that notices or requests to the Lender pursuant to any of the provisions of Article II shall not be effective until received by the Lender.

                  Section 9.4 FURTHER DOCUMENTS. The Borrowers will from time to time execute and deliver or endorse any and all instruments, documents, conveyances, assignments, security agreements, financing statements and other agreements and writings that the Lender may reasonably request in order to secure, protect, perfect or enforce the Security Interest or the Lender's rights under the Loan Documents (but any failure to request or assure that the Borrowers execute, deliver or endorse any such item shall not affect or impair the validity, sufficiency or enforceability of the Loan Documents and the Security Interest, regardless of whether any such item was or was not executed, delivered or endorsed in a similar context or on a prior occasion).

                  Section 9.5 COLLATERAL. This Agreement does not contemplate a sale of accounts, contract rights or chattel paper, and, as provided by law, the Borrowers are entitled to any surplus and shall remain liable for any deficiency. The Lender's duty of care with respect to Collateral in its possession (as imposed by law) shall be deemed fulfilled if it exercises reasonable care in physically keeping such Collateral, or in the case of Collateral in the custody or possession of a bailee or other third person, exercises reasonable care in the selection of the bailee or other third person, and the Lender need not otherwise preserve, protect, insure or care for any Collateral. The Lender shall not be obligated to preserve any rights the Borrowers may have against prior parties, to realize on the Collateral at all or in any particular manner or order or to apply any cash proceeds of the Collateral in any particular order of application.

                  Section 9.6 COSTS AND EXPENSES. The Borrowers agree to pay on demand all costs and expenses, including (without limitation) attorneys' fees, incurred by the Lender in connection with the Obligations, this Agreement, the Loan Documents, and any other document or agreement related hereto or thereto, and the transactions contemplated hereby, including without limitation all such costs, expenses and fees incurred in connection with the negotiation, preparation, execution, amendment, administration, performance, collection and enforcement of the Obligations and all such documents and agreements and the creation, perfection, protection, satisfaction, foreclosure or enforcement of the Security Interest.

                  Section 9.7 INDEMNITY. In addition to the payment of expenses pursuant to Section 9.6, the Borrowers agree to indemnify, defend and hold harmless the Lender, and any of its participants, parent corporations, subsidiary corporations, affiliated corporations, successor corporations, and all present and future officers, directors, employees, attorneys and agents of the foregoing (the "INDEMNITEES") from and against any of the following (collectively, "INDEMNIFIED LIABILITIES"):

                           (i) any and all transfer taxes, documentary taxes,
                  assessments or charges made by any governmental authority by reason of the execution and delivery of the Loan Documents or the making of the Advances;

                           (ii) any claims, loss or damage to which any
                  Indemnitee may be subjected if any representation or warranty contained in Section 5.12 proves to be incorrect in any respect or as a result of any violation of the covenant contained in Section 6.4(b); and

                           (iii) any and all other liabilities, losses, damages,
                  penalties, judgments, suits, claims, costs and expenses of any kind or nature whatsoever (including, without limitation, the reasonable fees and disbursements of counsel) in connection with the foregoing and any other investigative, administrative or judicial proceedings, whether or not such Indemnitee shall be designated a party thereto, which may be imposed on, incurred by or asserted against any such Indemnitee, in any manner related to or arising out of or in connection with the making of the Advances and the Loan Documents or the use or intended use of the proceeds of the Advances.

If any investigative, judicial or administrative proceeding arising from any of the foregoing is brought against any Indemnitee, upon such Indemnitee's request, the Borrowers, or counsel designated by the Borrowers and satisfactory to the Indemnitee, will resist and defend such action, suit or proceeding to the extent and in the manner directed by the Indemnitee, at the Borrowers' sole costs and expense. Each Indemnitee will use its best efforts to cooperate in the defense of any such action, suit or proceeding. If the foregoing undertaking to indemnify, defend and hold harmless may be held to be unenforceable because it violates any law or public policy, the Borrowers shall nevertheless make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The Borrowers' obligation under this Section 9.7 shall survive the termination of this Agreement and the discharge of the Borrowers' other obligations hereunder.

                  Section 9.8 PARTICIPANTS. The Lender and its participants, if any, are not partners or joint venturers, and the Lender shall not have any liability or responsibility for any obligation, act or omission of any of its participants. All rights and powers specifically conferred upon the Lender may be transferred or delegated to any of the Lender's participants, successors or assigns.

                  Section 9.9 EXECUTION IN COUNTERPARTS. This Agreement and other Loan Documents may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same instrument.

                  Section 9.10 BINDING EFFECT; ASSIGNMENT; COMPLETE AGREEMENT; EXCHANGING INFORMATION. The Loan Documents shall be binding upon and inure to the benefit of the Borrowers and the Lender and their respective successors and assigns, except that the Borrowers shall not have the right to assign their rights thereunder or any interest therein without the Lender's prior written consent. This Agreement, together with the Loan Documents, comprises the complete and integrated agreement of the parties on the subject matter hereof and supersedes all prior agreements, written or oral, on the subject matter hereof. Without limiting the Lender's right to share information regarding the Borrowers and their Affiliates with the Lender's participants, accountants, lawyers and other advisors, the Lender, Wells Fargo Corporation, and all direct and indirect subsidiaries of Wells Fargo Corporation, may exchange any and all information they may have in their possession regarding the Borrowers and their Affiliates, and the Borrowers waive any right of confidentiality they may have with respect to such exchange of such information.

                  Section 9.11 SEVERABILITY OF PROVISIONS. Any provision of this Agreement which is prohibited or unenforceable shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

                  Section 9.12 HEADINGS. Article and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

                  Section 9.13 GOVERNING LAW; JURISDICTION, VENUE; WAIVER OF JURY TRIAL. This Agreement and the other Loan Documents shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California. The Guaranties shall be governed by and construed in accordance with the substantive laws (other than conflict laws) of the State of California. Each of the parties hereto hereby (i) consents to the personal jurisdiction of the state and federal courts located in the State of California in connection with any controversy related to this Agreement or the other Loan Documents; (ii) waives any argument that venue in any such forum is not convenient, (iii) agrees that any litigation initiated by the Lender or any Borrower in connection with this Agreement or the other Loan Documents shall be venued in either the State Courts of the County of Los Angeles, State of California, or the United States District Court for the Central District of California; and (iv) agrees that a final judgment in any such suit, action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. THE PARTIES

WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

                                   ARTICLE X

              JOINT AND SEVERAL LIABILITY AND SURETYSHIP WAIVERS

                  Section 10.1 INDEPENDENT OBLIGATIONS; SUBROGATION. The Obligations of each Borrower hereunder are joint and several, and each Borrower guarantees the payment and performance of the other Borrower's Obligations to Lender. To the maximum extent permitted by law, each Borrower hereby waives any claim, right or remedy which either may now have or hereafter acquire against the other Borrower that arises hereunder including, without limitation, any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right or remedy of Lender against the other Borrower or any Collateral which Lender now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise until the Obligations are fully paid and finally discharged. In addition, each Borrower hereby waives any right to proceed against the other Borrower, now or hereafter, for contribution, indemnity, reimbursement, and any other suretyship rights and claims, whether direct or indirect, liquidated or contingent, whether arising under express or implied contract or by operation of law, which any Borrower may now have or hereafter have as against the other Borrower with respect to the Obligations until the Obligations are fully paid and finally discharged. Each Borrower also hereby waives any rights of recourse to or with respect to any asset of the other Borrower until the Obligations are fully paid and finally discharged.

                  Section 10.2 AUTHORITY TO MODIFY OBLIGATIONS AND SECURITY. Each Borrower authorizes Lender, without notice or demand and without affecting any Borrower's liability hereunder, from time to time, whether before or after any notice of termination hereof or before or after any default in respect of the Obligations, to: (i) renew, extend, accelerate, or otherwise change the time for payment of, or otherwise change any other term or condition of, any document or agreement evidencing or relating to any Obligations as such Obligations relate to the other Borrower, including, without limitation, to increase or decrease the rate of interest thereon;
(ii) accept, substitute, waive, defease, increase, release, exchange or otherwise alter any Collateral, in whole or in part, securing the other Borrower's Obligations; (iii) apply any and all such Collateral and direct the order or manner of sale thereof as Lender, in its sole discretion, may determine; (iv) deal with the other Borrower as Lender may elect; (v) in Lender's sole discretion, settle, release on terms satisfactory to Lender, or by operation of law or otherwise, compound, compromise, collect or otherwise liquidate any of the other Borrower's Obligations and/or any of the Collateral in any manner, and bid and purchase any of the collateral at any sale thereof; (vi) apply any and all payments or recoveries from the other Borrower as Lender, in its sole discretion, may determine, whether or not such indebtedness relates to the Obligations; all whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others; and (vii) apply any sums realized from Collateral furnished by the other Borrower upon any of its indebtedness or obligations to Lender as it in its sole discretion, may determine, whether or not such indebtedness relates to the Obligations; all without in any way diminishing, releasing or discharging the liability of any Borrower hereunder.

                  Section 10.3 WAIVER OF DEFENSES. Upon an Event of Default by any Borrower in respect of any Obligations, Lender may, at its option and without additional notice to any Borrower, proceed directly against any Borrower to collect and recover the full amount of the liability hereunder, or any portion thereof, and each Borrower waives any right to require Lender to: (i) proceed against the other Borrower or any other person whomsoever;
(ii) proceed against or exhaust any Collateral given to or held by Lender in connection with the Obligations; (iii) give notice of the terms, time and place of any public or private sale of any of the Collateral except as otherwise provided herein; or (iv) pursue any other remedy in Lender's power whatsoever. A separate action or actions may be brought and prosecuted against any Borrower whether or not action is brought against the other Borrower and whether the other Borrower be joined in any such action or actions; and each Borrower waives the benefit of any statute of limitations affecting the liability hereunder or the enforcement hereof, and agrees that any payment of any Obligations or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to the liability hereunder.

                  Section 10.4 EXERCISE OF LENDER'S RIGHTS. Each Borrower hereby authorizes and empowers Lender in its sole discretion, without any notice or demand to such Borrower whatsoever and without affecting the liability of such Borrower hereunder, to exercise any right or remedy which Lender may have available to them against the other Borrower.

                  Section 10.5 ADDITIONAL WAIVERS. Each Borrower waives any defense arising by reason of any disability or other defense of the other Borrower or by reason of the cessation from any cause whatsoever of the liability of the other Borrower or by reason of any act or omission of Lender or others which directly or indirectly results in or aids the discharge or release of the other Borrower or any Obligations or any Collateral by operation of law or otherwise. The Obligations shall be enforceable against each Borrower without regard to the validity, regularity or enforceability of any of the Obligations with respect to the other Borrower or any of the documents related thereto or any collateral security documents securing any of the Obligations. No exercise by Lender of, and no omission of Lender to exercise, any power or authority recognized herein and no impairment or suspension of any right or remedy of Lender against any Borrower or any Collateral shall in any way suspend, discharge, release, exonerate or otherwise affect any of the Obligations or any Collateral furnished by the Borrowers or give to the Borrowers any right of recourse against Lender. Each Borrower specifically agrees that the failure of Lender: (i) to perfect any lien on or security interest in any property heretofore or hereafter given any Borrower to secure payment of the Obligations, or to record or file any document relating thereto or (ii) to file or enforce a claim against the estate (either in administration, bankruptcy or other proceeding) of any Borrower shall not in any manner whatsoever terminate, diminish, exonerate or otherwise affect the liability of any Borrower hereunder.

                  Section 10.6 ADDITIONAL INDEBTEDNESS. Additional Obligations may be created from time to time at the request of any Borrower and without further authorization from or notice to the other Borrower even though the borrowing Borrower's financial condition may deteriorate since the date hereof. Each Borrower waives the right, if any, to require Lender to disclose to such Borrower any information it may now have or hereafter acquire concerning the other Borrower's character, credit, Collateral, financial condition or other matters. Each Borrower has established adequate means to obtain from the other Borrower on a continuing basis financial and other information pertaining to such Borrower's business and affairs, and assumes the responsibility for being and keeping informed of the financial and other conditions of the other Borrower and of all circumstances bearing upon the risk of nonpayment of the Obligations which diligent inquiry would reveal. Lender need not inquire into the powers of any Borrower or the authority of any of its officers, directors, partners or agents acting or purporting to act in their behalf, and any obligations created in reliance upon the purported exercise of such power or authority is hereby guaranteed. All obligations of each Borrower to Lender heretofore, now or hereafter created shall be deemed to have been granted at each Borrower's special insistence and request and in consideration of and in reliance upon this Agreement.

                  Section 10.7 NOTICES, DEMANDS, ETC. Except as expressly provided by this Agreement, Lender shall be under no obligation whatsoever to make or give to any Borrower, and each Borrower hereby waives diligence, all rights of setoff and counterclaim against Lender, all demands, presentments, protests, notices of protests, notices of protests, notices of nonperformance, notices of dishonor, and all other notices of every kind or nature, including notice of the existence, creation or incurring of any new or additional Obligations.

                  Section 10.8 SUBORDINATION. Any indebtedness of any
Borrower now or hereafter owing to the other Borrower is hereby subordinated to the Obligations, whether heretofore, now or hereafter created, and whether before or after notice of termination hereof, and, following the occurrence and during the continuation of an Event of Default, no Borrower shall, without the prior consent of Lender, pay in whole or in part any of such indebtedness nor will any such Borrower accept any payment of or on account of any such indebtedness at any time while such Borrower remains liable hereunder. At the request of Lender, after the occurrence and during the continuance of an Event of Default, each Borrower shall pay to Lender all or any part of such subordinated indebtedness and any amount so paid to Lender at its request shall be applied to payment of the Obligations. Each payment on the indebtedness of any Borrower to the other Borrower received in violation of any of the provisions hereof shall be deemed to have been received by the other Borrower as trustee for Lender and shall be paid over to Lender immediately on account of the Obligations, but without otherwise affecting in any manner any such Borrower's liability under any of the provisions of this Agreement. Each Borrower agrees to file all claims against the other Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any indebtedness of the other Borrower to such Borrower, and Lender shall be entitled to all of any such Borrower's rights thereunder. If for any reason any such Borrower fails to file such claim at least thirty (30) days prior to the last date on which such claim should be filed, Lender, as such Borrower's attorney-in-fact, is hereby authorized to do so in Borrowers' name or, in Lender's discretion, to assign such claim to, and cause a proof of claim to be filed in the name of, Lender's nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to Lender the full amount payable on the claim in the proceeding, and to the full extent necessary for that purpose any such Borrower hereby assigns to Lender all such Borrower's rights to any payments or distributions to which such Borrower otherwise would be entitled. If the amount so paid is greater than any such Borrower's liability hereunder, Lender will pay the excess amount to the party entitled thereto.

                  Section 10.9 REVIVAL. If any payments of money or transfers of property made to Lender by any Borrower should for any reason subsequently be declared to be, or in Lender's counsel's good faith opinion be determined to be, fraudulent (within the meaning of any state or federal law relating to fraudulent conveyances), preferential or otherwise voidable or recoverable in whole or in part for any reason (hereinafter collectively called "voidable transfers") under the Bankruptcy Code or any other federal or state law and Lender is required to repay or restore, or in Lender's counsel's opinion may be so liable to repay or restore, any such voidable transfer, or the amount or any portion thereof, then as to any such voidable transfer or the amount repaid or restored and all reasonable costs and expenses (including reasonable attorneys' fees) of Lender related thereto, such Borrower's liability hereunder shall automatically be revived, reinstated and restored and shall exist as though such voidable transfer had never been made to Lender.

                  Section 10.10 UNDERSTANDING OF WAIVERS. Each Borrower warrants and agrees that the waivers set forth in this Article X are made with full knowledge of their significance and consequences. If any of such waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the maximum extent permitted by law.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.


WELLS FARGO BUSINESS CREDIT, INC.      XIT CORPORATION
a Minnesota corporation                a New Jersey corporation

By: /s/ Vincent L. Maddela             By: /s/ Randolph Foote
    --------------------------             --------------------------

Name: Vincent L. Maddela               Name: Randolph Foote
      ------------------------               ------------------------

      Its Asst. Vice President               Its Vice President
          --------------------                   --------------------


                                       CXR TELECOM CORPORATION
                                       a Delaware corporation

                                       By: /s/ Randolph Foote
                                           --------------------------

                                       Name: Randolph Foote
                                             ------------------------

                                             Its Vice President
                                                 --------------------

                       TABLE OF EXHIBITS AND SCHEDULES

              Exhibit A                         Form of Revolving Note

              Exhibit B                         Form of XIT Term Note

              Exhibit C                         Form of CXR Term Note

              Exhibit D                         Compliance Certificate

              Exhibit E                         Premises

              --------------------------------------------------------------------------------

              Schedule 5.1                      Trade Names, Chief Executive Office, Principal
                                                Place of Business, and Locations of Collateral

              Schedule 5.4                      Subsidiaries

              Schedule 5.16                     Bank Accounts

              Schedule 7.1                      Permitted Liens

              Schedule 7.2                      Permitted Indebtedness and Guaranties

                                      Exhibit A to Credit and Security Agreement


                                REVOLVING NOTE

$3,000,000                                                  Pasadena, California
                                                                 August 16, 2000

                  For value received, the undersigned, XIT CORPORATION, a New Jersey corporation and CXR TELCOM CORPORATION, a Delaware corporation (collectively the "BORROWERS"), jointly and severally, hereby promise to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), at its main office in Pasadena, California, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of THREE MILLION DOLLARS ($3,000,000) or, if less, the aggregate unpaid principal amount of all Revolving Advances made by the Lender to the Borrowers under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT") by and between the Lender and the Borrowers. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Revolving Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrowers hereby agree to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


CXR TELCOM CORPORATION                     XIT CORPORATION
a Delaware corporation                      a New Jersey corporation

By:                                         By:
    ------------------------                    ------------------------

Name:                                       Name:
      ----------------------                      ----------------------
      Its President                               Its President

                                      Exhibit B to Credit and Security Agreement

                                  TERM NOTE

$646,765                                                    Pasadena, California
                                                                 August 16, 2000

                  For value received, the undersigned, XIT CORPORATION, a New Jersey corporation (the "BORROWER"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), at its main office in Pasadena, California, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of SIX HUNDRED FORTY-SIX THOUSAND SEVEN HUNDRED SIXTY-FIVE DOLLARS ($646,765) or, if less, the aggregate unpaid principal amount of the Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT") by and among the Lender, the Borrower and CXR TELCOM CORPORATION. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                                       XIT CORPORATION,
                                       a New Jersey corporation

                                       By
                                          ------------------------------

                                       Name:
                                            ----------------------------
                                            Its President

                                      Exhibit C to Credit and Security Agreement

                                   TERM NOTE
$40,235                                                     Pasadena, California
                                                                 August 16, 2000

                  For value received, the undersigned, CXR TELCOM CORPORATION, a Delaware corporation (the "BORROWER"), hereby promises to pay on the Termination Date under the Credit Agreement (defined below), to the order of WELLS FARGO BUSINESS CREDIT, INC., a Minnesota corporation (the "LENDER"), at its main office in Pasadena, California, or at any other place designated at any time by the holder hereof, in lawful money of the United States of America and in immediately available funds, the principal sum of FORTY THOUSAND TWO HUNDRED THIRTY-FIVE DOLLARS ($40,235) or, if less, the aggregate unpaid principal amount of the Term Advance made by the Lender to the Borrower under the Credit Agreement (defined below) together with interest on the principal amount hereunder remaining unpaid from time to time, computed on the basis of the actual number of days elapsed and a 360-day year, from the date hereof until this Note is fully paid at the rate from time to time in effect under the Credit and Security Agreement of even date herewith (as the same may hereafter be amended, supplemented or restated from time to time, the "CREDIT AGREEMENT") by and among the Lender, the Borrower and XIT CORPORATION. The principal hereof and interest accruing thereon shall be due and payable as provided in the Credit Agreement. This Note may be prepaid only in accordance with the Credit Agreement.

                  This Note is issued pursuant, and is subject, to the Credit Agreement, which provides, among other things, for acceleration hereof. This
Note is the Term Note referred to in the Credit Agreement. This Note is secured, among other things, pursuant to the Credit Agreement and the Security Documents as therein defined, and may now or hereafter be secured by one or more other security agreements, mortgages, deeds of trust, assignments or other instruments or agreements.

                  The Borrower hereby agrees to pay all costs of collection, including attorneys' fees and legal expenses in the event this Note is not paid when due, whether or not legal proceedings are commenced.

                  Presentment or other demand for payment, notice of dishonor and protest are expressly waived.


                                       CXR TELCOM CORPORATION,
                                       a Delaware corporation

                                       By
                                          ------------------------------

                                       Name:
                                             ----------------------------
                                             Its President

                                      Exhibit D to Credit and Security Agreement

                            COMPLIANCE CERTIFICATE

To:
                  ---------------------------------
                  Wells Fargo Business Credit, Inc.

Date:                                       ,2000
                  --------------------------

Subject:          XIT Corporation/CXR Telcom Corporation
                  FINANCIAL STATEMENTS

                  In accordance with our Credit and Security Agreement dated as of August __, 2000 (the "CREDIT AGREEMENT"), attached are the financial statements of XIT Corporation and CXR Telcom Corporation (collectively the "BORROWERS") as of and for _________________,20__ (the "REPORTING DATE") and the year-to-date period then ended (the "CURRENT FINANCIALS"). All terms used in this certificate have the meanings given in the Credit Agreement.

                  I certify that the Current Financials have been prepared in accordance with GAAP, subject to year-end audit adjustments, and fairly present the Borrowers' financial condition and the results of its operations as of the date thereof.

                  EVENTS OF DEFAULT. (Check one):

                  [ ] The undersigned does not have knowledge of the occurrence of a Default or Event of Default under the Credit Agreement.

                  [ ] The undersigned has knowledge of the occurrence of a Default or Event of Default under the Credit Agreement and attached hereto is a statement of the facts with respect to thereto.

                  I hereby certify to the Lender as follows:

                  [ ] The Reporting Date does not mark the end of one of the Borrowers' fiscal quarters, hence I am completing only paragraph____below.

                  [ ] The Reporting Date marks the end of one of the Borrowers' fiscal quarters, hence I am completing all paragraphs below except paragraph__.

                  [ ] The Reporting Date marks the end of the Borrowers' fiscal year, hence I am completing all paragraphs below.

                  FINANCIAL COVENANTS. I further hereby certify as follows:

                  1. MINIMUM DEBT SERVICE COVERAGE RATIO. Pursuant to Section
         6.12 of the Credit Agreement, as of the Reporting Date, the Debt Service Coverage Ratio of MicroTel and its subsidiaries, on a consolidated basis, was___to 1.00 which

         [ ] satisfies [ ] does not satisfy the requirement that such ratio be no less than 1.25 to 1.00 on the Reporting Date.

                  2. MINIMUM TANGIBLE NET WORTH. Pursuant to Section 6.13 of the Credit Agreement, as of the Reporting Date the Tangible Net Worth of MicroTel and its subsidiaries, on a consolidated basis, was $ _________ which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $2,500,000 on the Reporting Date.

                  3. MINIMUM NET INCOME. Pursuant to Section 6.14 of the Credit Agreement, the Borrowers' Net Income for the____month period ending on the Reporting Date, was $______ , which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than $1,196,000 during the 9 months ending September 30, 2000, and $1,414,400 during the 12 months ending December 31, 2000.

                  4. MINIMUM EARNINGS BEFORE TAXES. Pursuant to Section 6.15 of the Credit Agreement, the Borrowers' Earnings Before Taxes for the monthly period ending on the Reporting Date, was $________ , which [ ] satisfies [ ] does not satisfy the requirement that such amount be not less than ($75,000) during such period.

                  5. CAPITAL EXPENDITURES. Pursuant to Section 7.10 of the Credit Agreement, for the year-to-date period ending on the Reporting Date, the Borrowers have expended or contracted to expend during the fiscal year ended ________, 200_, for Capital Expenditures, $________ in the aggregate and at most $ _____ in any one transaction, which [ ] satisfies [ ] does not satisfy the requirement that such expenditures not exceed $100,000 in the aggregate and $________ for any one transaction during such year.

                  6. Salaries. As of the Reporting Date, the Borrower [ ] is [ ] is not in compliance with Section 7.17 of the Credit Agreement concerning salaries.

                  Attached hereto are all relevant facts in reasonable detail to evidence, and the computations of the financial covenants referred to above. These computations were made in accordance with GAAP.


                                       XIT CORPORATION
                                       CXR TELCOM CORPORATION

                                       By
                                          ----------------------------

                                          ----------------------------
                                          Their Chief Financial Officer

                                      Exhibit E to Credit and Security Agreement

                                   PREMISES

                  The Premises referred to in the Credit and Security Agreement are legally described as follows:


                         [To be completed by Borrower]

                                   Schedule 5.1 to Credit and Security Agreement

            TRADE NAMES, CHIEF EXECUTIVE OFFICE, PRINCIPAL PLACE OF
                     BUSINESS, AND LOCATIONS OF COLLATERAL

                                  TRADE NAMES

                XIT Corporation: XCEL Etch-Tek; XCEL Information
                Technologies; XCEL Info Tech; XCEL Circuits; Digitran


                CHIEF EXECUTIVE OFFICE/PRINCIPAL PLACE OF BUSINESS

                        9485 Haven Avenue
                        Suite 100
                        Rancho Cucamonga, California 91730

                  OTHER INVENTORY AND EQUIPMENT LOCATIONS

XIT Corporation:

                  720 E. Huntington Drive, Monrovia, California

                  9654 N. Hermosa Avenue, Rancho Cucamonga, California

                  2455 Bates Avenue, Concord, California

                  5012-D Forni Drive, Concord, California

                  7634 N. Hermosa Avenue, Rancho Cucamonga, California

CXR Telcom Corporation:

                  47233 Fremont Boulevard, Fremont, California

                  218 Riverside Avenue, St. Charles, Illinois




                          Schedule 5.1 - page 1

                                   Schedule 5.4 to Credit and Security Agreement

                                SUBSIDIARIES

XIT CORPORATION

                      XCEL Japan, Ltd.











                             SCHEDULE 5.4 -page 1

                                  Schedule 5.16 to Credit and Security Agreement


                                 BANK ACCOUNTS


                          Union Bank of California, N.A.

                              10681 Foothill Boulevard
                          Rancho Cucamonga, California 91730

                           Deposit Account No.: 3340007742
                 (Account in the name of MicroTel International Inc.)









                              Schedule 7.1 - page 1

                                   Schedule 7.1 to Credit and Security Agreement

                               PERMITTED LIENS


                      Various purchase money liens against
                              specific equipment


                           Judgment lien in favor of
                                 Bell Industries











                             Schedule 7.1 - page 1

                                   Schedule 7.2 to Credit and Security Agreement

                       PERMITTED INDEBTEDNESS AND GUARANTIES



                                 INDEBTEDNESS


                                     None



                                  GUARANTIES

                                     None










                             Schedule 7.2 - page 1